SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                    SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )



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                             VANGUARD ADMIRAL FUNDS
                          VANGUARD BALANCED INDEX FUND
                            VANGUARD BOND INDEX FUNDS
                       VANGUARD CALIFORNIA TAX-FREE FUNDS
                      VANGUARD CONVERTIBLE SECURITIES FUND
                             VANGUARD EXPLORER FUND
                              VANGUARD FENWAY FUNDS
                     VANGUARD FIXED INCOME SECURITIES FUNDS
                         VANGUARD FLORIDA TAX-FREE FUND
                             VANGUARD HORIZON FUNDS
                              VANGUARD INDEX FUNDS
                       VANGUARD INSTITUTIONAL INDEX FUNDS
                   VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
                             VANGUARD MALVERN FUNDS
                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
                         VANGUARD MONEY MARKET RESERVES
                           VANGUARD MORGAN GROWTH FUND
                          VANGUARD MUNICIPAL BOND FUNDS
                        VANGUARD NEW YORK TAX-FREE FUNDS
                       VANGUARD NEW JERSEY TAX-FREE FUNDS
                          VANGUARD OHIO TAX-FREE FUNDS
                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS
                             VANGUARD PRIMECAP FUND
                           VANGUARD QUANTITATIVE FUNDS
                           VANGUARD SPECIALIZED FUNDS
                               VANGUARD STAR FUNDS
                           VANGUARD TAX-MANAGED FUNDS
                             VANGUARD TREASURY FUND
                          VANGUARD TRUSTEES EQUITY FUND
                        VANGUARD VARIABLE INSURANCE FUND
                         VANGUARD WELLESLEY INCOME FUND
                            VANGUARD WELLINGTON FUND
                            VANGUARD WHITEHALL FUNDS
                             VANGUARD WINDSOR FUNDS
                               VANGUARD WORLD FUND
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
                              IMPORTANT PROXY NEWS
                         FOR VANGUARD FUND SHAREHOLDERS

================================================================================
All Vanguard funds will host a Special Meeting of Shareholders on December 3, 2002, at Vanguard's offices in Charlotte, North Carolina. The purpose is for shareholders to vote on several proposals regarding fund investment policies, and to elect a board of trustees for each Vanguard fund.
The first few pages of this booklet include a letter to  shareholders  from John
J. Brennan, Chairman and Chief Executive Officer of the Vanguard funds, and information on how to cast your vote. Before you vote, please read the proxy statement for a complete understanding of our proposals.

                            Please Vote Immediately!
 You can vote through the Internet, by telephone, or by mail. Details on voting can be found after the Chairman's letter in the section entitled "Important
                           Information About Voting."

                                                       [THE VANGUARD GROUP LOGO]

[PHOTOGRAPH OF JOHN J. BRENNAN]
An Important Proxy Message
From Vanguard Chairman
John J. Brennan

Fellow Vanguard Shareholder,

All Vanguard(R) funds will hold a Special Meeting of Shareholders on December 3, 2002, at Vanguard's offices in Charlotte, North Carolina. This booklet contains a proxy statement explaining several proposals that the funds' trustees are asking shareholders to approve at the meeting. For the most part, these proposals involve "fine-tuning" your funds' investment policies to keep pace with a dynamic investment environment. However, there are proposals of relatively greater significance for shareholders of the Vanguard(R) U.S. Stock Index Funds and Vanguard(R) Utilities Income Fund. In addition, a core part of the proxy statement is a proposal to elect trustees for all Vanguard funds.
     While the upcoming shareholder meeting was not called with the current wave of corporate misdeeds in mind, this seems a particularly appropriate time to focus attention on the individuals responsible for governing the Vanguard funds. As we have said before, investing involves a fair measure of faith, and, in the end, that faith depends on the integrity and character of the people in whom shareholders, employees, and the public are asked to place their trust. Six of the seven nominees in whom we are asking you to continue to place your trust are truly independent of Vanguard management (as Vanguard's chief executive officer, I am the lone "inside" nominee). Each of the six already serves as a Vanguard fund trustee, and I am immensely proud of the integrity, professionalism, and commitment that each of them brings to the task of looking out for your interests.
I encourage you to exercise your rights in the governance of the Vanguard funds by reviewing our proxy statement, and then voting either through the Internet, by telephone, or by mail as soon as possible. No matter how many shares you own, your vote is important.

Sincerely,

/S/John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer
September 23, 2002

IMPORTANT INFORMATION ABOUT VOTING

I ONLY HAVE A FEW SHARES--WHY SHOULD I BOTHER TO VOTE?
Because your vote makes a difference. If many shareholders choose not to vote, the funds may not receive enough votes to reach quorum and conduct the shareholder meeting in December. If that appears likely to happen, the funds will have to send additional mailings to shareholders to try to get more votes--a process that would be very costly for the funds and thus for you as a fund shareholder.

WHAT'S THE DEADLINE FOR SUBMITTING MY VOTE?
We encourage you to vote as soon as possible to make sure that your fund receives enough votes to act on the proposals. The final opportunity to cast your vote is at the shareholder meeting.

WHO GETS TO VOTE?
Any person who owned shares of a Vanguard fund on the "record date," which was September 6, 2002, even if that person later sold those shares.

HOW DO I VOTE?
You may vote in any of four ways:

1.   Through  the  Internet  at   www.proxyweb.com/vanguard   (or  by  going  to
     www.vanguard.com and clicking on "Vote My Proxy").
2.   By telephone, with a toll-free call to 1-888-221-0689.
3.   By mail, with the enclosed proxy card.
4.   In person at the shareholder meeting.

We encourage you to vote via Internet or telephone using the 12-digit "master control" number on the enclosed proxy card, because these methods save the funds the most money (no return postage!). We're also introducing the EzVote card, which allows you to vote once on behalf of multiple accounts, rather than completing several different proxy cards. If you prefer, you still may vote separately for each of your accounts.

HOW DO I SIGN THE PROXY CARD?
Individuals should sign their name exactly as it appears on the enclosed proxy card. Unless you have directed otherwise, either owner of a joint account may sign the card, but again, the owner must write the name exactly as it appears on the card. The proxy card for other types of accounts should be signed in a way that indicates the signer's authority--for example, "John Brown, Custodian."

                                       II

                              THE VANGUARD FUNDS*
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

All Vanguard funds will host a Special Meeting of Shareholders on TUESDAY, DECEMBER 3, 2002, AT 9:30 A.M., EASTERN TIME, at Vanguard's North Carolina offices: 2605 Water Ridge Parkway, Two North Falls Plaza, Rooms 517 and 519, Charlotte, NC 28217. This joint meeting of the Vanguard funds is being held so that shareholders can vote on proposals to:

          1.   Elect trustees for each fund;
          2.   Change certain funds' policy on investing in other mutual funds;
          3. Authorize the trustees of certain index funds to change target indexes;
          4.   Reclassify certain index funds as nondiversified;
          5.   Change two money market funds' industry concentration policy;
          6. Change certain bond and balanced funds' policy on borrowing money;
          7A.  Change the Utilities Income Fund's investment objective; and
          7B. Change the Utilities Income Fund's concentration in utilities stocks.
                                              By Order of the Board of Trustees,
                                                    R. Gregory Barton, Secretary

                                                              September 23, 2002

================================================================================
                            YOUR VOTE IS IMPORTANT!
You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Please help your fund avoid the expense of a follow-up mailing by voting today!
================================================================================
*Please see Part V of this booklet for an alphabetical list of all Vanguard funds.
                                      III

                               THE VANGUARD FUNDS
                        Special Meeting of Shareholders
                                December 3, 2002

                                PROXY STATEMENT

                                  Introduction

This combined proxy statement is being provided to you on behalf of the board of trustees of each Vanguard fund. We have divided the proxy statement into five main parts:
          Part I An Overview of Our Proposals begins on page 1.

          Part II Proposal Details begins on page 2.

          Part III Information on the Funds' Independent Accountants begins on page 22.

          Part IV More on Proxy Voting and  Shareholder  Meetings begins on page
               24.

          Part V Fund and Investment Adviser Information begins on page 26.

Please read the proxy  statement  before  voting on our  proposals.  If you have questions about the proxy statement, or if you would like additional information, please call us toll-free at 1-800-992-0833. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard should call us at 1-800-523-1188. This proxy statement was mailed to shareholders beginning the week of September 23, 2002.

Annual/Semiannual Reports. Each fund's most recent annual and semiannual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-992-0833, or write to us at The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. The reports also are available at our website, www.vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard should call us at 1-800-523-1188.
================================================================================
            ATTENTION: Vanguard Variable Insurance Fund Shareholders

You have the right to instruct your annuity provider on how to vote the Vanguard Variable Insurance Fund shares held under your plan. You can issue voting instructions for these shares over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Note that your annuity provider will "shadow vote" any fund shares for which contract owners fail to provide voting instructions. This means that the uninstructed shares will be voted in proportionately the same manner--either "For," "Against," or "Abstain"--as the instructed shares.
================================================================================
                                       IV

PART I AN OVERVIEW OF OUR PROPOSALS

Shareholders of all Vanguard funds are being asked to vote on a number of proposals. Not all proposals apply to each fund. Below is a list of the proposals and the specific Vanguard funds to which they apply. Only shareholders of record on September 6, 2002, are entitled to vote on a fund's proposals.

                          PROPOSALS OF VANGUARD FUNDS

1.   ELECT TRUSTEES FOR EACH FUND. Applies to all Vanguard funds.

2. CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. Applies to all Vanguard funds EXCEPT: Capital Value Fund, Developed Markets Index Fund, Growth Equity Fund, Inflation-Protected Securities Fund, Institutional Developed Markets Index Fund, Institutional Total Bond Market Index Fund, Institutional Total Stock Market Index Fund, International Explorer Fund, all LifeStrategy Funds, Massachusetts Tax-Exempt Fund, Mid-Cap Growth Fund, STAR Fund, Total International Stock Index Fund, U.S. Value Fund, and the Diversified Value, Mid-Cap Index, REIT Index, and Short-Term Corporate Portfolios of the Variable Insurance Fund. These more recently launched funds are excluded from Proposal 2 because they do not have this fundamental policy.

3. AUTHORIZE THE FUND'S TRUSTEES TO CHANGE THE TARGET INDEX. Applies to Extended Market Index Fund, Growth Index Fund, Mid-Cap Index Fund, Small-Cap Growth Index Fund, Small-Cap Index Fund, Small-Cap Value Index Fund, Total Stock Market Index Fund, and Value Index Fund.

4. RECLASSIFY THE FUND AS NONDIVERSIFIED. Applies to 500 Index Fund, Balanced Index Fund, Emerging Markets Stock Index Fund, European Stock Index Fund, Extended Market Index Fund, Institutional Index Fund, Institutional Total Stock Market Index Fund, Mid-Cap Index Fund, Pacific Stock Index Fund, REIT Index Fund, Small-Cap Growth Index Fund, Small-Cap Index Fund, Small-Cap Value Index Fund, the Tax-Managed Funds, Total Stock Market Index Fund, Value Index Fund, and the Equity Index, Mid-Cap Index, and REIT Index Portfolios of the Variable Insurance Fund.

5. CHANGE THE FUND'S INDUSTRY CONCENTRATION POLICY. Applies to Prime Money Market Fund and the Money Market Portfolio of the Variable Insurance Fund.

6. CHANGE THE FUND'S POLICY ON BORROWING MONEY. Applies to Asset Allocation Fund, Balanced Index Fund, all Bond Index Funds, GNMA Fund, High-Yield Corporate Fund, High-Yield Tax-Exempt Fund, Inflation-Protected Securities Fund, Institutional Total Bond Market Index Fund, Insured Long-Term Tax-Exempt Fund, Intermediate-Term Corporate Fund, Intermediate-Term Tax-Exempt Fund, Intermediate-Term Treasury Fund, Limited-Term Tax-Exempt Fund, Long-Term Corporate Fund, Long-Term Tax-Exempt Fund, Long-Term Treasury Fund, Short-Term Corporate Fund, Short-Term Federal Fund, Short-Term Tax-Exempt Fund, Short-Term Treasury Fund, all State Tax-Exempt Funds, Tax-Exempt Money Market Fund, Tax-Managed Balanced Fund, Wellesley Income Fund, Wellington Fund, and the Balanced, High-Yield Bond, Short-Term Corporate, and Total Bond Market Index Portfolios of the Variable Insurance Fund.

7A. CHANGE THE UTILITIES INCOME FUND'S INVESTMENT OBJECTIVE. Applies to Utilities Income Fund.

7B. CHANGE THE UTILITIES INCOME FUND'S CONCENTRATION IN UTILITIES STOCKS. Applies to Utilities Income Fund.

2

PART II  PROPOSAL DETAILS

PROPOSAL 1--ELECT TRUSTEES FOR EACH FUND

================================================================================
This proposal applies to all Vanguard funds(1). We are asking shareholders of each Vanguard fund to elect a board of trustees. The seven persons listed below have been nominated for election as Vanguard fund trustees. Ms. Heisen and Messrs. Brennan, Ellis, Rankin, and Wilson currently serve as trustees for all 109 Vanguard funds and are also nominees for trustee for all funds. Mr. Gupta currently serves as trustee for 87 Vanguard funds, but is a nominee for all funds. Dr. Malkiel currently serves as trustee of, and is a nominee for, 107 Vanguard funds. Each nominee also serves as a director of The Vanguard Group, Inc., and each has consented to continue serving as a trustee for the funds if elected by shareholders. The mailing address of the Vanguard funds' trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
================================================================================

NOMINEES                     PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS

INTERESTED TRUSTEE
JOHN J. BRENNAN(2)           Chairman of the Board, Chief Executive Officer, and
Born 1954                    Director/Trustee of The Vanguard Group, Inc., and
Trustee since May 1987       of each of the investment companies served by The
                             Vanguard Group, Inc.

INDEPENDENT TRUSTEES
CHARLES D. ELLIS(3)          The Partners of '63 (pro bono ventures in
Born 1937                    education); Senior Adviser to Greenwich Associates
Trustee since January 2001   (international business-strategy consulting);
                             Successor Trustee of Yale University; Overseer of the Stern School of Business at New York
                             University; Trustee of the Whitehead
                             Institute for Biomedical Research.

RAJIV L. GUPTA(4)            Chairman and Chief Executive Officer (since October
Born 1945                    1999), Vice Chairman (January-September 1999),
Trustee since December 2001  and Vice   President (prior to September 1999)
                             of Rohm and Haas Co.(chemicals); Director of
                             Technitrol, Inc. (electronic components), and
                             Agere Systems (communications components); Board
                             Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN       Vice President, Chief Information Officer, and
Born 1950                    Member of the Executive Committee of Johnson &
Trustee since July 1998      Johnson (pharmaceuticals/consumer products);
                             Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL(1)         Chemical Bank Chairman's Professor of Economics,
Born 1932                    Princeton University; Director of Vanguard
Trustee since May 1977       Investment Series plc (Irish investment fund)
                             (since November 2001), Vanguard Group (Ireland)
                             Limited (Irish investment management firm)
                             (since November 2001), Prudential Insurance Co.
                             of America, BKF Capital (investment
                             management), The Jeffrey Co. (holding company), and NeuVis, Inc.(software company).

ALFRED M. RANKIN, JR.        Chairman, President, Chief Executive Officer,
Born 1941                    and Director of NACCO Industries, Inc. (forklift
Trustee since January 1993   trucks/housewares/ lignite); Director of Goodrich
                             Corporation (industrial products/aircraft systems and services); Director of the Standard Products
                             Company (supplier for automotive industry) until 1998.

J. Lawrence Wilson           Retired Chairman and Chief Executive Officer of
Born 1936                    Rohm  and Haas Co. (chemicals); Director of Cummins
Trustee since April 1985     Inc.(diesel engines), The Mead Corp. (paper
                             products), and AmerisourceBergen Corp.
                             (pharmaceutical distribution); Trustee of
                             Vanderbilt University.
------------------------------------------------
1 Dr. Malkiel is not a trustee or nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.
2 Mr. Brennan is considered an "interested person" of each Vanguard fund because he holds the position of chief executive officer in addition to serving as trustee.
3 Mr. Ellis is a Senior Adviser to Greenwich Associates, a firm that consults with financial services organizations around the world on business strategy. For the last two recently completed fiscal years ending August 31, 2001, Vanguard has paid Greenwich subscription fees amounting to less than $275,000 for research-based consulting services. Vanguard's subscription rates are similar to those of other subscribers.
4 Mr. Gupta is not currently a trustee for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, or the Vanguard State Tax-Exempt Funds.

WHY ARE FUND SHAREHOLDERS BEING ASKED TO ELECT TRUSTEES?
Federal law requires that shareholders elect at least one-half of a fund's board of trustees. Four of the seven current trustees (Messrs. Brennan, Rankin, and Wilson and Dr. Malkiel) were elected by shareholders through earlier proxies. However, three of the current trustees (Ms. Heisen and Messrs. Ellis and Gupta) were nominated by each board's independent nominating committee and elected by each fund's full board, but were not elected by shareholders. In light of the recent retirement of two long-serving elected trustees (Bruce K. MacLaury and James O. Welch, Jr.) at the end of 2001, now is an appropriate time to hold an election.

HOW MANY OF THE NOMINEES WILL BE "INDEPENDENT" TRUSTEES IF ELECTED?
Six of the seven nominees--all but Mr. Brennan--will be independent trustees if elected by shareholders. Independent trustees have no affiliation with Vanguard or the funds they oversee, apart from any personal investments they choose to make as private individuals in the funds. Independent trustees play a critical role in overseeing fund operations and representing the interests of each fund's shareholders.

DOES EACH VANGUARD FUND HAVE A SEPARATE BOARD OF TRUSTEES?
Not necessarily. For organization purposes, the Vanguard funds are grouped into 35 separate trusts. Each of these trusts is made up of one or more Vanguard funds--which are sometimes called "series" of the trust--that share the same board of trustees and therefore elect their trustees on a joint basis. Part V of this booklet includes an alphabetical list of Vanguard funds, which specifies the trust to which each fund belongs and provides other details about the funds.

4

WHY DO THE BOARDS OF ALL VANGUARD FUNDS HAVE COMMON TRUSTEES?
There are important benefits in having the board of each fund include trustees who serve on the boards of the other Vanguard funds. Service on multiple fund boards gives the trustees greater familiarity with operations that are common to all Vanguard funds, and permits the trustees to address common issues on a knowledgeable and consistent basis. This approach also allows the Vanguard funds to avoid substantial additional costs and administrative burdens. That said, the trustees recognize that, while there are many areas of common interest among the funds, they must exercise their responsibilities on a fund-by-fund basis at all times.

HOW LONG WILL EACH TRUSTEE SERVE IF ELECTED?
If elected, each trustee will serve until he or she resigns, retires, or is removed from the board as provided in the fund's governing documents. A trustee may be removed from the board by a shareholder vote representing two-thirds of the total net asset value of all fund shares under the same trust. If a nominee is unable to accept election, or subsequently leaves the board before the next election, the board of trustees may, in its discretion, select another person to fill the vacant position.

WHAT ARE THE BOARD'S RESPONSIBILITIES?
The primary responsibility of the board of trustees of each fund is to oversee the management of the fund for the benefit of shareholders. Each board has a supermajority of independent trustees who are not "interested persons" of the funds. As Vanguard's chairman and chief executive officer, Mr. Brennan is the lone management representative on the funds' boards. The independent trustees bring a broad range of relevant backgrounds, experiences, and skills to the boards, particularly in domains critical to the funds and their shareholders. During 2001, the board of trustees of each fund held nine meetings (six one-day meetings and three two-day meetings).
In the exercise of their oversight responsibilities, the funds' trustees focus on matters they determine to be vitally important to fund shareholders. This includes not only the management and performance of the funds but also the operating plans and budgets, strategic plans, and composition, performance, and compensation of Vanguard management.
          The business acumen, experience, and objective thinking of the funds' independent trustees are considered invaluable assets for Vanguard management and, ultimately, the funds' shareholders. Having management accountable to a group of independent, highly experienced, and exceptionally qualified individuals who act solely on behalf of shareholders makes management more effective.

WHAT ARE THE BOARD'S COMMITTEES?
The board of trustees of each fund has three standing committees composed exclusively of the Fund's independent trustees.

- NOMINATING COMMITTEE. This committee is responsible for the nomination of candidates for election to the board and has the authority to recommend the removal of any trustee from the board. The committee held two meetings in 2001. Shareholders may send recommendations for nominees as trustee to Mr. Wilson, chairman of the committee.

- AUDIT COMMITTEE. This committee is responsible for overseeing the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the funds. The committee held two meetings in 2001.
- Compensation Committee. This committee is responsible for overseeing the compensation programs established for Vanguard employees, officers, and trustees (including salary guidelines, merit increases, bonuses, and other compensation arrangements). The committee held two meetings in 2001.

HOW ARE THE TRUSTEES COMPENSATED?
Each fund (other than the Institutional Index Funds and Vanguard's funds-of-funds) pays its proportionate share of the independent trustees' compensation(5).The funds' sole interested trustee--Mr. Brennan--and the funds' officers receive no compensation from the funds (6).The funds compensate their independent trustees in three ways:
- The independent trustees receive an annual fee for their service to the funds, reduced for any absences from scheduled board meetings.

- The independent trustees are reimbursed for travel and other expenses that they incur in attending board meetings.
- The independent trustees who began service prior to January 1, 2001, are eligible for retirement benefits they had accrued (plus interest) under a retirement plan. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

TRUSTEE COMPENSATION TABLE. The table on the following pages provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by each Vanguard fund for each trustee during the fund's most recent fiscal year. In addition, the table shows the total accrued retirement benefits for each trustee as of January 1, 2002, and the total amount of compensation paid to each trustee by all funds during 2001.

------------------------
5 The trustees of Vanguard Institutional Index Funds receive no compensation directly from those funds, but The Vanguard Group, Inc., is responsible for paying the trustees for their service. The trustees of Vanguard's funds-of-funds receive no compensation from those funds.
6    All fund officers are compensated by The Vanguard Group, Inc.

TRUSTEE COMPENSATION
                                                          INTERESTED TRUSTEE                         INDEPENDENT
                                                                                                       TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
NAME OF TRUST                                             BRENNAN    ELLIS(a)   GUPTA(b)    HEISEN     MALKIEL    RANKIN     WILSON
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD ADMIRAL FUNDS
 - Aggregate Compensation from this Trust                 None     $   800       None      $   800     $   804   $   800    $   918
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    94     $    82   $    54    $    36

VANGUARD BALANCED INDEX FUND
 - Aggregate Compensation from this Trust                 None     $   780       None      $   780     $   784   $   780    $   893
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    91     $    80   $    53    $    34

VANGUARD BOND INDEX FUNDS
 - Aggregate Compensation from this Trust                 None     $ 3,906       None      $ 3,906     $ 3,925   $ 3,906    $ 4,467
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   456     $   399   $   265    $   176

VANGUARD CALIFORNIA TAX-FREE FUNDS
 - Aggregate Compensation from this Trust                 None     $ 1,129       None      $ 1,252     $ 1,257   $ 1,253    $ 1,430
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   144     $   126   $    83    $    56

VANGUARD CONVERTIBLE SECURITIES FUND
 - Aggregate Compensation from this Trust                 None     $    66       None      $    73     $    73   $    73    $    82
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $     8     $     7   $     5    $     4

VANGUARD EXPLORER FUND
 - Aggregate Compensation from this Trust                 None     $   856       None      $ 1,055     $ 1,060   $ 1,055    $ 1,207
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   120     $   105   $    70    $    47

VANGUARD FENWAY FUNDS
 - Aggregate Compensation from this Trust                 None     $   620       None      $   620        None   $   620    $   710
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    73        None   $    43    $    27

VANGUARD FIXED INCOME SECURITIES FUNDS
 - Aggregate Compensation from this Trust                 None     $ 7,065       None      $ 7,065     $ 7,100   $ 7,065    $ 8,084
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   826     $   722   $   479    $   318

                                                                     (continued)

VANGUARD FLORIDA TAX-FREE FUNDS
 - Aggregate Compensation from this Trust                 None     $   178       None      $   197     $   198   $   197    $   226
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    23     $    20   $    13    $     9

VANGUARD HORIZON FUNDS
 - Aggregate Compensation from this Trust                 None     $   972       None      $ 1,197     $ 1,203   $ 1,197    $ 1,371
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   136     $   119   $    79    $    54

VANGUARD INDEX FUNDS
 - Aggregate Compensation from this Trust                 None     $27,900       None      $27,900    $ 28,038   $27,900    $31,922
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $ 3,261    $  2,852   $ 1,891    $ 1,259

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
 - Aggregate Compensation from this Trust                 None     $ 1,286       None      $ 1,286    $  1,292   $ 1,286    $ 1,472
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   150    $    131   $    87    $    59

VANGUARD MALVERN FUNDS
 - Aggregate Compensation from this Trust                 None     $ 1,364       None      $ 1,891    $  1,901   $ 1,891    $ 2,162
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   212    $    186   $   123    $    83

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
 - Aggregate Compensation from this Trust                 None     $    40       None      $    45    $     46   $    45    $    52
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $     6    $      4   $     3    $     2

VANGUARD MONEY MARKET RESERVES
 - Aggregate Compensation from this Trust                 None     $ 9,450       None      $ 9,450    $  9,497   $ 9,450    $10,812
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $ 1,104    $    966   $   640    $   428

VANGUARD MORGAN GROWTH FUND
 - Aggregate Compensation from this Trust                 None     $   711       None      $   711    $    714   $   711    $   812
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    83    $     73   $    48    $    32

VANGUARD MUNICIPAL BOND FUNDS
 - Aggregate Compensation from this Trust                 None     $ 4,890       None      $ 6,058    $  6,085   $ 6,058    $ 6,933
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   686    $    600   $   398    $   264

VANGUARD NEW JERSEY TAX-FREE FUNDS
 - Aggregate Compensation from this Trust                 None     $   506       None      $   561    $    563   $   561    $   640
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    65    $     57   $    37    $    25
-----------------------------------------------------------------------------------------------------------------------------------
(a)  Mr. Ellis joined each fund's board, effective January 1, 2001.
(b)  Mr. Gupta joined the boards of 87 funds, effective December 31, 2001.

                                                                     (continued)

TRUSTEE COMPENSATION
  (continured)                                            INTERESTED TRUSTEE                         INDEPENDENT
                                                                                                       TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
NAME OF TRUST                                             BRENNAN    ELLIS(a)   GUPTA(b)    HEISEN     MALKIEL    RANKIN     WILSON
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD NEW YORK TAX-FREE FUNDS
 - Aggregate Compensation from this Trust                 None     $   548       None      $   608    $    610   $   608    $   694
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    70    $     61   $    40    $    27

VANGUARD OHIO TAX-FREE FUNDS
 - Aggregate Compensation from this Trust                 None     $   168       None      $   186    $    187   $   186    $   214
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    22    $     19   $    12    $     8

VANGUARD PENNSYLVANIA TAX-FREE FUNDS
 - Aggregate Compensation from this Trust                 None     $   782       None      $   867    $    871   $   867    $   991
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   100    $     87   $    58    $    38

VANGUARD PRIMECAP FUND
 - Aggregate Compensation from this Trust                 None     $ 3,102       None      $ 3,102    $  3,117   $ 3,102    $ 3,549
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   131    $    217   $   159    $   168

VANGUARD QUANTITATIVE FUNDS
 - Aggregate Compensation from this Trust                 None     $ 1,281       None      $ 1,281    $  1,287   $ 1,281    $ 1,466
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   150    $    131   $    87    $    57

VANGUARD SPECIALIZED FUNDS
 - Aggregate Compensation from this Trust                 None     $ 3,520       None      $ 3,520    $  3,538   $ 3,520    $ 4,028
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   411    $    360   $   239    $   158

VANGUARD TAX-MANAGED FUNDS
 - Aggregate Compensation from this Trust                 None     $ 1,082       None      $ 1,082    $  1,087   $ 1,082    $ 1,239
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   126    $    111   $    73    $    49

VANGUARD TREASURY FUND
 - Aggregate Compensation from this Trust                 None     $   784       None      $   784    $    788   $   784    $   900
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    92    $     80   $    53    $    36

                                                                     (continued)

VANGUARD TRUSTEES' EQUITY FUND
 - Aggregate Compensation from this Trust                 None     $   139       None      $   139    $    140   $   139    $   158
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    16    $     14   $     9    $     8

VANGUARD VARIABLE INSURANCE FUND
(Based on Fiscal Period October 1-December 31, 2001)
 - Aggregate Compensation from this Trust                 None     $   100       None      $   100    $    101   $   100    $   115
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    12    $     10   $     7    $     5

VANGUARD WELLESLEY INCOME FUND
 - Aggregate Compensation from this Trust                 None     $   962       None      $   962    $    967   $   962    $ 1,100
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   112    $     98   $    65    $    44

Vanguard Wellington Fund
 - Aggregate Compensation from this Trust                 None     $ 4,310       None      $ 4,767    $  4,790   $ 4,767    $ 5,447
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   550    $    481   $   319    $   211

VANGUARD WHITEHALL FUNDS
 - Aggregate Compensation from this Trust                 None     $    81       None      $   100    $    100   $   100    $   100
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $    11    $     10   $     7    $     4

VANGUARD WINDSOR FUNDS
 - Aggregate Compensation from this Trust                 None     $ 6,739       None      $ 8,305    $  8,346   $ 8,305    $ 9,499
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   945    $    827   $   548    $   364

VANGUARD WORLD FUND
 - Aggregate Compensation from this Trust                 None     $ 2,997       None      $ 6,477    $  6,508   $ 6,477    $ 7,408
 - Accrued Pension/Retirement Benefits from this Trust    None        None       None      $   254    $    420   $   308    $   324

ALL VANGUARD FUNDS
 - Aggregate Compensation from all Vanguard Funds(c)     None    $104,000       None     $104,000   $ 104,000 $ 104,000  $ 119,000
 - Total Accrued Retirement Benefit at January 1, 2002    None        None       None      $28,015    $ 97,922   $51,603    $72,873
-----------------------------------------------------------------------------------------------------------------------------------

Notes:
(a)  Mr. Ellis joined each fund's board, effective January 1, 2001.
(b)  Mr. Gupta joined the boards of 87 funds, effective December 31, 2001.
(c) These amounts reflect the total compensation paid to each trustee for his or her services to 109 funds (107 in the case of Dr. Malkiel) for the 2001 calendar year, and therefore may not equal the sum of the amounts shown in the table, which reflect compensation for each fund's recently completed fiscal year.

10

TRUSTEES' OWNERSHIP OF FUND SHARES: The trustees invest in the Vanguard funds based on their investment needs. Please see Part V of the proxy statement, beginning on page 26, for information on the dollar range of fund shares owned by each trustee.

FUND OFFICERS. All 109 Vanguard funds employ their officers on a shared basis. Officers are considered "interested persons" of the funds. In addition to Mr. Brennan, they are as follows:

R. GREGORY BARTON          Managing Director and General Counsel of The Vanguard
Born 1951                  Group, Inc. (since September 1997); Secretary of The
Fund Officer since         Vanguard Group, Inc., and of each of the investment
June 2001                  companies served by The Vanguard Group (since
                           June 2001); Principal of The Vanguard Group
                           (since March 1982).

Thomas J. Higgins          Principal of The Vanguard Group, Inc. (since July
Born 1957                  1989); Treasurer of each of the investment
Fund Officer since         companies served by The Vanguard Group (since
July 1998                  July 1998).

                 EACH FUND'S BOARD OF TRUSTEES RECOMMENDS THAT
                      YOU VOTE "FOR" EACH OF THE NOMINEES.

--------------------
PROPOSAL 2--CHANGE CERTAIN FUNDS' POLICY ON INVESTING IN OTHER MUTUAL FUNDS

================================================================================
This proposal applies to all Vanguard funds EXCEPT Capital Value Fund, Developed Markets Index Fund, Growth Equity Fund, Inflation-Protected Securities Fund, Institutional Developed Markets Index Fund, Institutional Total Bond Market Index Fund, Institutional Total Stock Market Index Fund, International Explorer Fund, all LifeStrategy Funds, Massachusetts Tax-Exempt Fund, Mid-Cap Growth Fund, STAR Fund, Total International Stock Index Fund, U.S. Value Fund, and the Diversified Value, Mid-Cap Index, REIT Index, and Short-Term Corporate Portfolios of the Variable Insurance Fund.
================================================================================
We propose to change the policy of each Vanguard fund (excluding the funds noted above, which do not have this fundamental policy) on investing in other mutual funds. The main benefit of the proposed change is that it would enable the funds to invest their cash reserves in a greater number of securities, and achieve modestly higher returns on their cash reserves. (As used here, "cash reserves" primarily refers to cash received too late in the day to be invested in an optimal way and to other amounts that may be held by certain funds for temporary purposes or as collateral for securities loans.) Under the revised policy, the funds would be able to invest cash reserves in money market funds and short-term bond funds created by Vanguard especially for this purpose. This program would be similar to the cash management programs operated by several other large mutual fund complexes.

WHY CHANGE THE CURRENT POLICY?
The current policy prohibits the funds from investing in other "investment companies" (a legal term that refers primarily to mutual funds) except through a merger, consolidation, or acquisition of assets, or within certain limits specified by the federal statute that regulates mutual funds. As a practical matter, these statutory limits prevent the funds from investing their cash reserves in other mutual funds. At present, the policy is "fundamental," meaning that it can be changed only by shareholder vote.

HOW DO THE FUNDS INVEST THEIR CASH RESERVES NOW?
Currently, most of the funds pool their cash reserves each business day to invest jointly in overnight repurchase agreements. This pooled arrangement, which operates on the basis of a Securities and Exchange Commission (SEC) exemption, gives the funds access to better rates than would be available if they bought smaller repurchase agreements separately. However, the current
arrangement  carries  three  significant  disadvantages.   First,  returns  from
repurchase agreements are limited in comparison with returns from other low-risk, short-term investments. Second, a fund that receives cash very late in the day may miss the opportunity to invest it in that day's pool. And third, Vanguard's tax-exempt funds cannot participate in the pool because the income from repurchase agreements is taxable.

HOW WOULD THE NEW CASH MANAGEMENT PROGRAM WORK?
Under the new cash management program, each fund would invest its cash reserves in one or more new funds created by Vanguard especially for this purpose. A range of dedicated funds--all short-term and low-risk in nature--would be made available, so that each fund could invest its daily cash reserves in the most appropriate options. (For instance, a tax-exempt fund would invest its cash reserves so that it would generate only tax-exempt income.) In this way, the funds would gain exposure to a wider selection of short-term investments--not just repurchase agreements--without losing the economies produced by investing cash on a pooled basis with other funds. The funds also would gain exposure to instruments that should provide a higher rate of return than overnight repurchase agreements, with no appreciable increase in risk to shareholders.
     The cost of operating the new cash management funds is expected to be approximately 0.03% to 0.06% of net assets (3 to 6 basis points), which is comparable to the cost of operating the cash pools currently used to manage the Vanguard funds' cash. There will be no layering of fees with the new cash management funds because Vanguard will operate the funds at cost.
     Before implementing the new cash management program, Vanguard will need shareholder approval of this proposal and SEC approval of Vanguard's request for an exemption from certain legal provisions. The SEC has previously approved the same type of program for other mutual fund companies; however, there is no assurance that the SEC will issue an order approving Vanguard's request. The agency approves such programs only after determining that they are in the public interest and consistent with the protection of investors.

12

WHAT IS THE PROPOSED POLICY?
The proposed policy reads as follows: The fund may invest in other investment companies to the extent permitted by applicable law or SEC order. As proposed, the new policy would be "nonfundamental," meaning that each fund's board of trustees would have the flexibility to amend it further in shareholders' best interests, without the expense and delay of a future shareholder vote. Any future revision to the policy would have to conform to a fund's investment objective and could not alter the basic nature of the fund.

                 EACH FUND'S BOARD OF TRUSTEES RECOMMENDS THAT
                         YOU VOTE "FOR" THIS PROPOSAL.

-----------------
PROPOSAL  3--AUTHORIZE  THE  TRUSTEES OF CERTAIN  INDEX  FUNDS TO CHANGE  TARGET
             INDEXES
================================================================================
This proposal applies to Extended Market Index Fund, Growth Index Fund, Mid-Cap Index Fund, Small-Cap Growth Index Fund, Small-Cap Index Fund, Small-Cap Value Index Fund, Total Stock Market Index Fund, and Value Index Fund.
================================================================================
We want to adopt a policy that authorizes the trustees of each of the above index funds to change the target index used by the fund if the trustees determine that doing so would be in shareholders' best interests. This policy already exists for most Vanguard index funds, including Vanguard's balanced, bond, and international stock index funds. Because the funds subject to this proposal do not explicitly have this policy, their trustees would not currently act to change a target index prior to receiving shareholder approval. The policy would allow the trustees to seek out new indexes that do a better job of tracking the market segment targeted by each fund's investment objective. In addition, this policy would allow the trustees to take prompt corrective action if a fund's existing index were to begin experiencing difficulties in tracking its targeted market segment. The new policy would not apply to the 500 Index Fund or the Institutional Index Fund. These two funds target the Standard & Poor's 500 Index, a broad-based index that enjoys considerable market recognition.

WOULD THERE BE A LIMIT ON THE TRUSTEES' AUTHORITY TO CHANGE TARGET INDEXES?
Yes. The trustees' authority to change target indexes would be subject to a key overriding limitation. Specifically, any new target index would be required to track the same market segment as the fund's existing index (e.g., large-capitalization growth stocks in the case of the Growth Index Fund, small-cap value stocks in the case of the Small-Cap Value Index Fund). Because of this limitation, any change in the fund's target index would not result in a change in the fund's investment objective.

WHY WOULD THE TRUSTEES WANT TO CHANGE A FUND'S TARGET INDEX?
Simply put, all indexes are not created equal. As the sponsor of 29 stock, bond, and balanced index funds that together comprise over $200 billion in indexed assets, Vanguard is continually seeking to identify or develop the most appropriate index for each of the funds. As new indexes are created, we analyze the quality and integrity of their construction methodology. We also regularly explore improved construction and rebalancing methods. As explained below, we believe new indexes under development by Morgan Stanley Capital International, Inc. (MSCI), a well-established index provider that maintains indexes tracked by Vanguard's international stock index funds, may offer improved indexing techniques.

WHAT ARE THE CHARACTERISTICS OF AN "IDEAL" INDEX?
Based on Vanguard's indexing experience over the past 25 years, we have formed certain views about the characteristics of an "ideal" index. We believe, most importantly, that an index must be judged by how accurately it measures returns from a designated market segment and not by how its returns compare to those of other indexes over any particular period of time. No one can predict which index will outperform another index over any time period. We believe that at least five aspects of an index provider's construction methodology are critical to producing a superior index. These are as follows:

- OBJECTIVITY. In our view, an index should be maintained according to an objective set of rules that leaves virtually no doubt or ambiguity as to whether particular stocks warrant inclusion in the index. In the indexing world, an objective selection process leads to consistency--which, in turn, enhances the integrity of an index.

- ADJUSTMENT FOR "FLOAT." We believe that an index should weight its holdings in a manner that reflects the amount of a stock's "float," or availability, in the marketplace. Many companies have shares of stock outstanding that effectively are not available for purchase by the investing public. These shares often represent closely held positions in a company, or perhaps cross-holdings of other companies or governments. Including these unavailable shares in index calculations can produce a distorted picture of the returns actually attainable by investors.

- APPROACH TO MARKET CAPITALIZATION. For indexes that focus on companies of a particular size, we believe that the cutoffs between small-cap, mid-cap, and large-cap should be defined as overlapping bands rather than fixed lines. In addition, we believe that these bands separating capitalization segments should be based on a list of companies ranked by relative size rather than by the specific dollar amounts of their market capitalization.

- APPROACH TO "VALUE" VERSUS "GROWTH." Many index providers construct their value and growth indexes so that each investment style is a perfect complement of the other. Essentially, growth is defined as "not value," and value is defined as "not growth." We believe that this is not the best approach. In the real world, investment managers have their own independent criteria for determining whether a stock meets their particular investment style. A growth manager would not rule a stock out solely because it happened to meet another manager's criteria for value, and vice versa. In our view, stocks should be analyzed for inclusion in a value index or growth index in a way that allows for overlapping holdings, and in some cases, exclusion from both indexes. Similar to capitalization cutoffs, overlapping bands, rather than a fixed line, should define investment styles.

- APPROACH TO REBALANCING. All index providers periodically rebalance their indexes by adding or dropping stocks to ensure that the indexes continue to measure their designated market segments. Index funds then quickly adjust their portfolio holdings to keep in close step with their target indexes, often incurring large transaction costs and making trades at unattractive prices. This periodic rush into and out of stocks is counterproductive, and not at all how investment managers prefer to manage money. We believe that there are considerable benefits to using a more rational approach to rebalancing indexes. Gradual and orderly rebalancing more accurately reflects investment activity in the markets, making the index a better proxy for its target market. As an added benefit, this approach would enable index funds to manage their transaction costs from portfolio adjustments in much the same manner as other investors.

14

WHAT ARE THE BENEFITS OF ENABLING THE TRUSTEES TO ACT QUICKLY ON BEHALF OF SHAREHOLDERS?
This proposal would allow the funds' trustees to change indexes in shareholders' best interests without first obtaining shareholder approval. We believe that this arrangement is preferable for several reasons:

- TIMING. This policy would enable the trustees to take immediate action without the considerable delay (at least several months) required to obtain formal shareholder approval. This ability would be particularly valuable when time is of the essence in protecting shareholders' interests.

- COSTS. Along the same lines, this policy would allow the trustees to make a change without having the fund incur substantial costs in undertaking a proxy mailing and holding a special shareholder meeting to obtain formal approval of the change.

- CONFIDENTIALITY. This policy would allow the trustees to make a change without tipping off the market about upcoming portfolio changes by the fund.

HOW WOULD  SWITCHING  TO A NEW TARGET INDEX  AFFECT A FUND'S  SHAREHOLDERS?
Any replacement index would track the same market segment as a fund's existing index, so shareholders should see no change in the overall character of their investment. Nonetheless, there are certain risks associated with our proposal.

- TRANSITION ISSUES. Switching to a new index would likely require adjustments to a fund's portfolio holdings, which could temporarily increase the fund's transaction costs and cause it to realize capital gains or losses. In addition, if sophisticated traders and market-timers obtain advance knowledge of portfolio adjustments to be made by the fund, they could engage in harmful "front-running"--that is, they could seek to profit by driving up the prices of stocks to be bought by the fund, or driving down the prices of stocks to be sold by the fund. For this reason, any index change would be held in strict confidence by Vanguard until it actually occurs. Of course, shareholders would be notified of any index change when it occurs.

- POTENTIAL FOR DIFFERENT INVESTMENT RETURNS. A fund's new target index could provide different investment returns (lower or higher) or different return volatility (greater or less) than its existing index over any period of time. It is important to understand that the fund's trustees would not base any decision to change indexes on expectations about future investment returns. Rather, they would choose a new index on the basis that it will measure returns from the fund's designated market segment more accurately than the fund's existing index.

ARE THERE ANY INDEX CHANGES CURRENTLY IN THE WORKS?
For some time, Vanguard has been pursuing the development of better indexes in accordance with the preferred indexing methods described above. MSCI recently announced that it is creating a full range of new U.S. stock indexes, which we believe may include many of the improved indexing methods we favor. Vanguard has entered into a nonexclusive licensing agreement with MSCI to secure the right to use these new indexes when available, currently expected in early 2003. Assuming MSCI succeeds in developing what we consider to be clearly superior U.S. stock indexes, fund management intends to recommend that the trustees adopt these indexes for the funds.

IF SHAREHOLDERS APPROVE THIS PROPOSAL, WILL THE FUNDS BE REQUIRED TO ADOPT THE NEW MSCI INDEXES?
No. The funds will adopt the new MSCI indexes only if their trustees determine that to do so would be in the best interests of shareholders. Another possibility--although there is no current plan to do so--would be for Vanguard to develop and maintain its own target indexes for some or all of the funds. Shareholder approval of this proposal would allow the funds' trustees to adopt indexes maintained by MSCI, other outside providers, or Vanguard as those indexes may be developed in the future. Of course, the trustees may also decide to continue with a fund's existing index.
In sum, we believe that this proposal holds significant benefits for shareholders. The new policy would allow the funds' trustees to seek out and adopt indexes that they believe will do a better job of tracking the market segment targeted by each fund's investment objective. In addition, this policy would allow the trustees to take prompt corrective action if a fund's existing index were to begin experiencing difficulties in tracking its targeted market segment. In short, the proposal would allow the trustees to change a fund's index in a prompt, efficient, and confidential manner when they believe this to be in the best interests of shareholders.

                 EACH FUND'S BOARD OF TRUSTEES RECOMMENDS THAT
                         YOU VOTE "FOR" THIS PROPOSAL.
-------------------
PROPOSAL 4--RECLASSIFY CERTAIN INDEX FUNDS AS NONDIVERSIFIED
================================================================================
This proposal applies to 500 Index Fund, Balanced Index Fund, Emerging Markets Stock Index Fund, European Stock Index Fund, Extended Market Index Fund, Institutional Index Fund, Institutional Total Stock Market Index Fund, Mid-Cap Index Fund, Pacific Stock Index Fund, REIT Index Fund, Small-Cap Growth Index Fund, Small-Cap Index Fund, Small-Cap Value Index Fund, the Tax-Managed Funds, Total Stock Market Index Fund, Value Index Fund, and the Equity Index, Mid-Cap Index, and REIT Index Portfolios of the Variable Insurance Fund.
================================================================================
We propose to reclassify each of the above Vanguard stock index funds and stock index-oriented funds as "nondiversified" under the federal statute that regulates mutual funds. The purpose of this change is to eliminate a potential conflict between each fund's indexing objective and the statute's requirements for "diversified" funds. Specifically, the

16

change to nondiversified status will ensure that a fund can continue to track its target index even if that index becomes dominated by a small number of stocks. Shareholders of the Growth Index Fund approved a change to nondiversified status in 2001 after facing this situation during 1999-2000.

WHAT'S THE DIFFERENCE BETWEEN DIVERSIFIED FUNDS AND NONDIVERSIFIED FUNDS?
By law, mutual funds must classify themselves as either diversified or nondiversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, diversified funds are required to satisfy the following requirements with respect to at least 75% of their total assets: A fund may not purchase securities of any issuer if, as a result, (i) more than 5% of the fund's total assets would be invested in securities of a single issuer, or (ii) more than 10% of the outstanding voting securities of an issuer would be held by the fund. The Internal Revenue Code also has certain diversification requirements for funds that are "regulated investment companies," including the Vanguard funds. For nondiversified funds, the IRS diversification requirements mean that the limits described above effectively apply to 50% of the fund's total assets. All Vanguard funds (whether diversified or nondiversified) are prohibited from investing more than 25% of their total assets in the securities of a single issuer.

WHAT'S THE POTENTIAL CONFLICT FACED BY INDEX FUNDS CLASSIFIED AS DIVERSIFIED? Classifying an index or index-oriented fund as diversified has the potential to prevent the fund from meeting its indexing objective. This is because it's possible in certain markets for the largest positions in an index to appreciate significantly relative to the index's other positions, causing the index to become dominated by a handful of companies. A diversified index fund tied to such an index would be forced to make a difficult choice: continue to track the index, in which case the fund would violate its diversification policy; or comply with its diversification policy, in which case the fund would fail to track the index. We believe that an index fund should always track its target index as closely as possible, regardless of market conditions.

WILL AN INDEX FUND MAKE ANY INVESTMENT CHANGES IF RECLASSIFIED AS
NONDIVERSIFIED?
No. It will be "business as usual" for any index fund or index-oriented fund reclassified as nondiversified. Unless and until changes in the composition of the fund's target index require otherwise, each fund will continue to meet the standards that apply to diversified funds. A fund will exceed the investment limits that apply to diversified funds only as necessary to track its target index. In such a case, the fund would be considered riskier than a diversified fund investing in the same types of securities. This is because the performance of a nondiversified fund can be hurt (or helped) to a greater degree by the performance of just a few securities.

                 EACH FUND'S BOARD OF TRUSTEES RECOMMENDS THAT
                         YOU VOTE "FOR" THIS PROPOSAL.

-------------------------
PROPOSAL 5--CHANGE TWO MONEY MARKET FUNDS' INDUSTRY CONCENTRATION POLICY
================================================================================
This proposal applies to Prime Money Market Fund and the Money Market Portfolio of the Variable Insurance Fund.
================================================================================
We propose to change the industry concentration policy of the two funds named above so that each will invest more than 25% of its assets in the financial services industry. The purpose of this change is to allow the funds to take full advantage of available money market opportunities.

WHY CHANGE THE CURRENT POLICY?
The current policy prohibits each fund from investing more than 25% of its assets in any one industry (with an exception for U.S. government-issued or -guaranteed securities and certain bank instruments). However, financial services companies are playing an increasingly important role in the world of money market securities. Over the past few years, asset-backed securities and other innovative financing vehicles offered by financial services companies (including, for example, bank-sponsored asset-backed securities programs and programs sponsored by the automobile finance industry) have come to attract money market assets that traditionally were directed to certificates of deposit and banker's acceptances. Accordingly, financial services companies have become a key issuer of money market securities. We believe that our funds can take better advantage of money market opportunities by investing more than 25% of their assets in financial services companies.

WHAT IS THE PROPOSED POLICY?
The proposed policy reads as follows: The fund may not purchase securities of any issuer if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that: (i) the fund will invest more than 25% of its total assets in the financial services industry; and (ii) the fund may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and in certificates of deposit or bankers' acceptances of domestic institutions. Consistent with SEC requirements, the new industry concentration policy would continue to be "fundamental," meaning that it could be changed further in a substantive way only by a shareholder vote.

WILL THE FUNDS STILL SEEK TO MAINTAIN A STABLE $1 SHARE PRICE?
Yes. If shareholders approve this proposal, the funds will continue to invest in compliance with strict industry requirements for money market funds. These risk-limiting requirements are intended to ensure (but cannot guarantee) that money market funds will maintain a stable price of $1 per share. By concentrating their assets in financial services companies, the funds will assume the risk that negative developments in that sector may adversely affect

18

them. However, we believe that this risk is negligible, given the diversity and breadth of the financial services sector and the protections afforded by money market fund regulations.

                 EACH FUND'S BOARD OF TRUSTEES RECOMMENDS THAT
                         YOU VOTE "FOR" THIS PROPOSAL.
-------------------
PROPOSAL 6--CHANGE CERTAIN BOND AND BALANCED FUNDS' POLICY ON BORROWING MONEY
================================================================================
This proposal applies to Asset Allocation Fund, Balanced Index Fund, all Bond Index Funds, GNMA Fund, High-Yield Corporate Fund, High-Yield Tax-Exempt Fund, Inflation-Protected Securities Fund, Institutional Total Bond Market Index Fund, Insured Long-Term Tax-Exempt Fund, Intermediate-Term Corporate Fund, Intermediate-Term Tax-Exempt Fund, Intermediate-Term Treasury Fund, Limited-Term Tax-Exempt Fund, Long-Term Corporate Fund, Long-Term Tax-Exempt Fund, Long-Term Treasury Fund, Short-Term Corporate Fund, Short-Term Federal Fund, Short-Term Tax-Exempt Fund, Short-Term Treasury Fund, all State Tax-Exempt Funds, Tax-Exempt Money Market Fund, Tax-Managed Balanced Fund, Wellesley Income Fund, Wellington Fund, and the Balanced, High-Yield Bond, Short-Term Corporate, and Total Bond Market Index Portfolios of the Variable Insurance Fund.
================================================================================
We propose to change the borrowing policy of the funds listed above to make it clear that the funds may take advantage of certain investment opportunities that do not involve leverage or a change to the fund's objective or risk profile.

WHAT'S THIS PROPOSAL ABOUT?
The current policy is intended to permit certain borrowings, up to 15% of net assets, and is designed to prevent the funds from running leveraged investment programs. There is no plan to change the intent of the current policy, which we believe is quite sound. The current wording of the policy, however, needs to be modified so that it is clear that the funds may take advantage of certain investment opportunities that do not involve leverage or a change to the fund's objective or risk profile.

WHAT'S UNCLEAR ABOUT THE CURRENT POLICY?
Under the current policy, funds may only borrow for "temporary or emergency purposes," and funds may not make additional investments until they repay outstanding borrowings. In addition, funds can borrow only through banks, reverse repurchase agreements, or the Vanguard funds' interfund lending program. Reading this strictly, as we do, the current policy effectively prevents the funds from investing in certain types of instruments that may benefit the funds. For example, these instruments include "mortgage dollar rolls," which provide an efficient (and at times less expensive) way for funds to invest in the same types of mortgage-backed securities that they routinely own today. Mortgage dollar rolls would be used only if consistent with a fund's investment objective and strategies and would not be used to leverage a fund's assets or change its risk profile. However, because mortgage dollar rolls could be considered borrowings, the current policy restricts the funds' ability to take advantage of the benefits they provide.

WHAT IS THE PROPOSED POLICY?
The proposed policy reads as follows: A fund may not borrow money in excess of 15% of its net assets, and any borrowings by a fund must comply with all applicable regulatory requirements. Consistent with SEC requirements, the new borrowing policy would continue to be "fundamental," meaning that it could be changed further in a substantive way only by a shareholder vote.

WILL THIS CHANGE MAKE THE FUND MORE RISKY?
While there are risks associated with investing in mortgage dollar rolls, including credit risk associated with counterparties, a fund would use these instruments only in a manner consistent with its existing risk profile, investment objective, and investment strategies. The proceeds of the borrowings would be invested in high-quality, short-term fixed income securities, resulting in little or no leverage of the fund's portfolio. The fund would maintain separate accounts to "cover" or collateralize any borrowings as required by the securities laws and the SEC. A fund's total borrowings would be limited to 15% of its net assets (which is less than one-half the SEC limit of 331/3% of a fund's total assets).

                    EACH FUND'S BOARD OF TRUSTEES RECOMMENDS
                       THAT YOU VOTE "FOR" THIS PROPOSAL.

--------------------------
PROPOSAL 7A--CHANGE THE UTILITIES INCOME FUND'S INVESTMENT OBJECTIVE

PROPOSAL  7B--CHANGE  THE  UTILITIES  INCOME FUND'S  CONCENTRATION  IN UTILITIES
              STOCKS
================================================================================
These proposals apply to Utilities Income Fund. Each of these proposals is contingent on shareholder approval of the other, so neither proposal will be implemented unless shareholders approve both. The fund's board of trustees made these proposals contingent because it would be impractical to implement one without the other.
================================================================================

We want to broaden the Utilities Income Fund's focus beyond utility stocks so as to provide the fund with the ability to invest in dividend-paying companies across a range of industries. In order to change the fund's focus, we propose changing the fund's (A) investment objective and (B) industry concentration policy. If shareholders approve these proposals, the fund will be renamed Vanguard(R) Dividend Growth Fund and will begin investing in stocks of companies from different industries.

PROPOSAL 7A: CHANGING THE FUND'S INVESTMENT OBJECTIVE
We propose changing the fund's investment objective to make it compatible with investments in stocks across a diverse group of industries.

HOW WOULD THE FUND'S INVESTMENT OBJECTIVE CHANGE?
The fund's current investment objective is to provide a high level of current income and, secondarily, to provide moderate long-term growth of capital and income. We propose

20

to replace this with the objective to provide above-average income and, secondarily, to provide long-term growth of capital and income. The new investment objective would not be "fundamental," meaning that it could be changed in the future by the fund's board of trustees.

PROPOSAL 7B: CHANGING THE FUND'S CONCENTRATION IN UTILITIES STOCKS
The fund's current industry concentration policy requires the fund to invest more than 25% of its assets in the utilities industry. We propose changing the policy to state that the fund will concentrate no more than 25% of its assets in any single industry. The purpose is to broaden the fund's focus from utilities stocks to stocks across different industries.

WHY CHANGE THE FUND'S OBJECTIVE AND ITS FOCUS ON UTILITIES STOCKS?
Currently, the fund invests at least 80% of its assets in common stocks of utility companies. In the past, the fund's focus on utilities stocks was considered a conservative investment policy, because utility companies were closely regulated and tended to have relatively consistent, modestly increasing earnings, as well as the capacity to pay stable or increasing dividends.
Investing in these securities was thus a good way for the fund to meet its objective of providing a high level of current income, and secondarily, moderate long-term growth of capital and income. However, times have changed. The deregulation of the various utility sectors, including electricity producers and distributors, natural gas transmission companies, and telephone companies, has led to far less stability in earnings and an overall decline in dividend payments. Broadening the fund's focus beyond utility companies will allow its adviser to invest across a diversified spectrum of companies whose stocks will typically offer reasonable dividend income and prospects for attractive earnings and dividend growth. Increasing the fund's industry diversification should also lower the fund's risk.

HOW WILL THESE CHANGES AFFECT SHAREHOLDERS?
The changes will affect shareholders primarily in two ways. First, broadening the fund's focus beyond utility companies should decrease the fund's overall risk for shareholders. Currently, the fund is subject to "industry concentration risk," which is the chance that problems affecting the utility industry will cause the fund to decrease in value. If the fund is able to invest broadly in other industries, it will no longer be subject to industry concentration risk. Second, while decreasing its utility stock holdings, the fund could realize capital gains, which would be paid out as taxable distributions. If this proposal is approved, the fund's adviser expects to change, in an orderly manner, approximately 95% of the current portfolio. However, even with such significant portfolio turnover, it is expected that tax losses carried forward by the fund would be sufficient to offset any gains in the transition. The fund's adviser will seek to minimize transaction costs for the fund during the transition, which may take several weeks, depending on market conditions.

HOW WILL THE FUND'S INVESTMENT ADVISER MANAGE THE FUND?
Wellington Management Company, llp ("Wellington Management"), will continue to serve as the fund's investment adviser. Wellington Management primarily will select securities from a diverse group of industries, focusing on companies that have a history of paying dividends, have not decreased their dividends over time, or have attractive prospects for increased dividends in the future. Securities will be selected based on a variety of factors, such as a company's consistent ability to maintain and increase dividends over time while maintaining strong levels of profitability.

   THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" BOTH OF THESE
                                   PROPOSALS.

22

PART III INFORMATION ON THE FUNDS' INDEPENDENT ACCOUNTANTS
================================================================================
This section provides information about the funds' independent accountants.
================================================================================
SELECTION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT ACCOUNTANTS. The independent trustees of each Vanguard fund have selected PricewaterhouseCoopers LLP (PwC) as independent accountants to audit and certify the funds' financial statements. Representatives of PwC will be present at the shareholder meeting and will be given the opportunity to make a statement if they so choose.
     In addition to serving as independent accountants, PwC has provided limited nonaudit services (primarily tax and business advisory services) to both the Vanguard funds and The Vanguard Group, Inc. The independent trustees carefully considered these nonaudit services when evaluating PwC's independence for purposes of its selection as the funds' independent accountants. In a letter to the funds' audit committee dated June 25, 2002, PwC confirmed its status as independent accountants with respect to the Vanguard funds within the meaning of the federal securities laws.

PWC AUDIT REPORTS. PwC's audit report for each Vanguard fund's most recent fiscal year did not contain any adverse opinions or disclaimers of opinion, nor did PwC qualify or modify such reports as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between any of the Vanguard funds and PwC in three key areas: (i) accounting principles and practices, (ii) financial statement disclosures, or (iii) audit scope and procedures--which, if not resolved to PwC's satisfaction, would have caused the accountants to reference the matter in their audit reports.

FUND-RELATED AUDIT FEES PAID TO PWC. The Vanguard funds are organized under 35 separate trusts, each of which paid PwC the approximate amount shown in the table below as audit fees for the trust's most recently ended fiscal year. Please refer to Part V for the name of the trust to which each Vanguard fund belongs.
         -----------------------------------------------------------------------
          TRUST                                              AUDIT FEES
         -----------------------------------------------------------------------
         Vanguard Admiral Funds                            $  9,000
         Vanguard Balanced Index Fund                        12,500
         Vanguard Bond Index Funds                           48,000
         Vanguard California Tax-Free Funds                  33,000
         Vanguard Convertible Securities Fund                12,500
         Vanguard Explorer Fund                              12,500
         Vanguard Fenway Funds                               25,000
         Vanguard Fixed Income Securities Funds             120,000
         Vanguard Florida Tax-Free Funds                     12,000
         Vanguard Horizon Funds                              40,000
         Vanguard Index Funds                               112,500
         Vanguard Institutional Index Funds                  25,000
         Vanguard International Equity Index Funds           45,000
         Vanguard Malvern Funds                              25,000
         Vanguard Massachusetts Tax-Exempt Funds             12,000
         Vanguard Money Market Reserves                      18,000
         Vanguard Morgan Growth Fund                         12,500
         Vanguard Municipal Bond Funds                       81,000
         Vanguard New Jersey Tax-Free Funds                  21,000
         Vanguard New York Tax-Free Funds                    21,000
         Vanguard Ohio Tax-Free Funds                        21,000
         Vanguard Pennsylvania Tax-Free Funds                21,000
         Vanguard PRIMECAP Fund                              12,500
         Vanguard Quantitative Funds                         12,500
         Vanguard Specialized Funds                          62,500
         Vanguard STAR Funds                                 81,000
         Vanguard Tax-Managed Funds                          62,500
         Vanguard Treasury Fund                               9,000
         Vanguard Trustees' Equity Fund                      15,000
         Vanguard Variable Insurance Fund                   320,000
         Vanguard Wellesley Income Fund                   $  12,500
         Vanguard Wellington Fund                            12,500
         Vanguard Whitehall Funds                            12,500
         Vanguard Windsor Funds                              25,000
         Vanguard World Fund                                 40,000
         -----------------------------------------------------------------------
         TOTAL AUDIT FEES                                $1,417,000

ALL OTHER FEES PAID TO PWC For the year ended June 30, 2002, PwC was paid approximately $71,000 for all nonaudit services rendered to the Vanguard funds, including tax compliance services and SEC registration statement procedures. For that same year, PwC was paid approximately $532,400 for nonaudit services provided to The Vanguard Group, Inc. and certain of its affiliates. This amount includes services in connection with Vanguard's benefit plans and statements, transfer agent systems, tax reporting and documentation, educational training materials, and other business advisory services. No fees were paid to PwC by any Vanguard entity for design or implementation of financial information systems.

24

PART IV MORE ON PROXY VOTING AND  SHAREHOLDER  MEETINGS
================================================================================
This section provides information on a number of topics relating to proxy voting and shareholder meetings.
================================================================================

VOTES NEEDED TO ELECT TRUSTEES. Shareholders of funds that are part of the same trust will elect their trustees on a joint basis. (A list of trusts and their component Vanguard funds is included in Part V of this proxy statement.) For each trust, the seven nominees (six in the case of Vanguard Fenway Funds) receiving the highest number of affirmative votes cast at the meeting will be elected. A nominee will not be elected, however, if more votes are cast against than for him or her.

VOTES NEEDED TO APPROVE PROPOSALS 2-7. Shareholders of each fund will vote separately on each proposal applicable to that fund. For a proposal to pass for a fund, it must be approved by the lesser of (i) shares representing 67% or more of the fund's net assets voted, so long as shares representing more than 50% of the fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the fund's net assets.

PROXY SOLICITATION METHODS. The funds will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials either by mail or electronically (assuming that applicable requirements are met). In addition, Vanguard employees and officers may solicit shareholder proxies in person, by telephone, by mail, or over the Internet.

PROXY SOLICITATION COSTS. Each fund will pay all costs of soliciting proxies from its shareholders, including costs relating to the printing, mailing, and tabulation of proxies. Those costs shared by the funds will be paid by The Vanguard Group, Inc. Each fund within The Vanguard Group pays its share of Vanguard's total expenses under procedures approved by the fund's board of trustees. By voting immediately, you can help your fund avoid the considerable expense of a second proxy solicitation.

QUORUM. Each fund must achieve a quorum in order for the shareholder meeting to go forward. This means that a majority of a fund's shares must be represented at the meeting, either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). The funds will count abstentions and broker non-votes toward establishing a quorum, but not toward the approval of any proposals. Therefore, abstentions and broker non-votes will have the effect of votes cast against the proposals. (A broker non-vote is a proxy received from a broker who holds fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor's behalf, indicating that the broker has not received instructions from the investor on the matter at issue.)

CHANGING YOUR VOTE OR REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can change a prior vote simply by voting again--over the Internet, by toll-free telephone call, by using your proxy card, or by voting in person at the shareholder meeting.
If you need an additional proxy card, please call 1-800-992-0833 (1-800-523-1188 for participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard). You can revoke a proxy by writing to the following address: Melissa Nassar, V26, The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600, or in person at the meeting.
     Your deadline for changing your vote or revoking your proxy depends on how you vote or revoke. You may vote by Internet or telephone until 12.00 a.m. on December 3, 2002. Votes (or letters to revoke your proxy) cast by mail must be received by the proxy tabulator by the morning of December 3, 2002. You may vote or revoke your proxy in person on December 3 at the meeting.

SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for a fund's next meeting of shareholders must be received by the fund within a reasonable period of time prior to that meeting. None of the funds currently plans to hold a meeting of shareholders in 2003.

VOTING RIGHTS. Shareholders are entitled to cast one vote for each dollar of fund net assets owned on the record date and a fractional vote for each fractional dollar of net assets owned on that date.

NOMINEE ACCOUNTS. Upon request, the Vanguard funds will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the funds' shares. Please submit invoices for our review to: Melissa Nassar, V26, The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.

OTHER MATTERS. At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

THE VANGUARD GROUP, INC. Except as noted below, each of the Vanguard funds soliciting proxies is a member of The Vanguard Group, Inc. ("Vanguard"). Vanguard is owned jointly by the funds it oversees (and therefore indirectly by the shareholders of those funds). Vanguard provides the funds--more than 95 distinct investment portfolios--with their corporate management, administrative, and distribution services on an at-cost basis.
     Funds organized under Vanguard Institutional Index Funds and Vanguard STAR Funds are not members of The Vanguard Group, although they are administered by and pay fees to The Vanguard Group for management, advisory, marketing, accounting, transfer agency, and other services.

26

PART V FUND AND INVESTMENT ADVISER INFORMATION

This section provides information regarding the funds and their investment advisers.

INVESTMENT ADVISERS: Listed below are the names and addresses of the Vanguard funds' investment advisers.

ADVISER                                         ADDRESS
--------------------------------------------------------------------------------
ALLIANCE CAPITAL MANAGEMENT L.P.               1345 Avenue of the Americas,
                                               New York, NY  10105

BARROW, HANLEY, MEWHINNEY & Strauss, Inc.      One McKinney Plaza, 3232 McKinney Avenue,
                                               15th Floor, Dallas, TX  75204

CHARTWELL INVESTMENT PARTNERS                  1235 Westlakes Drive, Suite 330,
                                               Berwyn, PA  19312

EQUINOX CAPITAL MANAGEMENT, LLC                590 Madison Avenue, 41st Floor,
                                               New York, NY  10022

FRANKLIN PORTFOLIO ASSOCIATES, LLC             Two International Place, 22nd Floor,
                                               Boston, MA  02110

GRANAHAN INVESTMENT MANAGEMENT, INC.           275 Wyman Street, Suite 270,
                                               Waltham, MA  02451

GRANTHAM, MAYO, VAN OTTERLOO & Co. LLC         40 Rowes Wharf,
                                               Boston, MA  02110

HANSBERGER GLOBAL INVESTORS, INC.              515 East Las Olas Boulevard, Suite 1300,
                                               Fort Lauderdale, FL 33301

JOHN A. LEVIN & Co., Inc.                      One Rockefeller Plaza, 19th Floor,
                                               New York, NY 10020

M&G INVESTMENT MANAGEMENT LIMITED              Laurence Pountney Hill,
                                               London, EC4H OHH, England

MARATHON ASSET MANAGEMENT LIMITED              Orion House, 5 Upper St. Martin's Lane,
                                               London, WC2H 9EA, England

MELLON CAPITAL MANAGEMENT CORPORATION          595 Market Street, Suite 3000,
                                               San Francisco, CA 94105

NEWELL ASSOCIATES                              525 University Avenue, Palo Alto, CA  94301

OAKTREE CAPITAL MANAGEMENT, LLC                333 South Grand Avenue, 28th Floor,
                                               Los Angeles, CA 90071

                                                                              27

ADVISER                                         ADDRESS
--------------------------------------------------------------------------------
PRIMECAP MANAGEMENT COMPANY                    225 South Lake Avenue, Suite 400,
                                               Pasadena, CA 91101

PROVIDENT INVESTMENT COUNSEL, INC.             300 North Lake Avenue,
                                               Pasadena, CA 91101

SANFORD C. BERNSTEIN & Co., LLC                767 Fifth Avenue, New York, NY  10153

SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA INC.                             31 Gresham Street,
                                               London, EC2V 7QA, England

TUKMAN CAPITAL MANAGEMENT, INC.                60 East Sir Francis Drake Boulevard,
                                               Suite 204, Larkspur, CA 94939

TURNER INVESTMENT PARTNERS, INC.               1235 Westlakes Drive, Suite 350,
                                               Berwyn, PA  19312

THE VANGUARD GROUP, INC.                       P.O. Box 2600, Valley Forge, PA 19482

WELLINGTON MANAGEMENT COMPANY, LLP             75 State Street, Boston, MA  02109

VANGUARD FUND INFORMATION
This section provides certain required information for each of the Vanguard(R) funds. The funds appear in alphabetical order, and all information presented is as of June 30, 2002. The year in parentheses is the fund's year of inception. Among other things, we list the trustees' beneficial ownership of each fund's shares based on certain dollar ranges. All trustees allocate personal assets among the Vanguard funds according to their own investment needs. In the aggregate, each trustee owns over $100,000 in shares of all Vanguard funds. As a group, each fund's trustees and officers own less than 1% of the outstanding shares of that fund. As we explained earlier in this statement, Mr. Brennan is the only interested trustee of the Vanguard funds. All other trustees are independent of Vanguard and the Vanguard funds.

VANGUARD(R)500 INDEX FUND (1976)
         - A series of Vanguard Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $76,997,630,057 and 843,099,074 outstanding shares.
         - Trustees who beneficially own shares of this fund: BRENNAN, over $100,000; GUPTA, over $100,000; MALKIEL, $50,001-$100,000; RANKIN, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.
A

VANGUARD(R)ADMIRAL(TM)TREASURY MONEY MARKET FUND (1992)
         - A series of Vanguard Admiral Funds(R).
         - Advised by The Vanguard Group, Inc.
         - Net assets of $9,595,397,961 and 9,594,949,105 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1. FedEx Corporation Retirement Savings Plan, Memphis, Tenn., owns approximately 7.0%.

VANGUARD(R)ASSET ALLOCATION FUND (1988)
         - A series of Vanguard Malvern Funds.
         - Advised by Mellon Capital Management Corporation.
         - Net assets of $7,876,613,759 and 379,945,871 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

B

VANGUARD(R)BALANCED INDEX FUND (1992)
         - A series of Vanguard Balanced Index Fund.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $4,319,343,628 and 260,633,436 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, $10,001-$50,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

C

VANGUARD(R)CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND (1994)
         - A series of Vanguard California Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,378,125,210 and 212,154,109 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)CALIFORNIA LONG-TERM TAX-EXEMPT FUND (1986)
         - A series of Vanguard California Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,077,045,558 and 177,466,040 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)CALIFORNIA TAX-EXEMPT MONEY MARKET FUND (1987)
         - A series of Vanguard California Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $3,209,174,915 and 3,209,065,639 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)CALVERT SOCIAL INDEX FUND (2000)
         - A series of Vanguard World Fund.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $94,755,463 and 14,655,069 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, $10,001-$50,000.
         - Shareholders who beneficially own more than 5% of this fund:
                  1. Preferred Professional Insurance Co., Omaha, Neb., owns approximately 6.2%.

30

Vanguard(R)Capital Opportunity Fund (1995)
         - A series of Vanguard Horizon Funds(R).
         - Advised by PRIMECAP Management Company.
         - Net assets of $4,182,264,634 and 213,719,228 outstanding shares.
         - Trustees who beneficially own shares of this fund: BRENNAN, over $100,000; HEISEN, over $100,000; MALKIEL, $50,001-$100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

Vanguard(R)Capital Value Fund (2001)
         - A series of Vanguard Malvern Funds.
        - Advised by Wellington Management Company, LLP
         - Net assets of $232,214,597 and 28,634,748 outstanding shares.
         - Trustees who beneficially own shares of this fund: BRENNAN, $10,001-$50,000; WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

Vanguard(R)Convertible Securities Fund (1986)
         - A series of Vanguard Convertible Securities Fund.
         - Advised by Oaktree Capital Management, LLC.
         - Net assets of $280,807,365 and 25,884,603 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.
D
Vanguard(R) Developed Markets Index Fund (2000)
         - A series of Vanguard STAR Funds.
         - Advised by the fund's board of trustees.
         - Net assets of $300,385,602 and 43,763,499 outstanding shares.
         - Trustees who beneficially own shares of this fund: GUPTA, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund:
               1. ChevronTexaco Employee Savings Investment Plan, San Ramon, Calif., owns approximately 7.9%.
               2. Rohm and Haas Company Employee Stock Ownership and Savings Plan, Philadelphia, Pa., owns approximately 7.5%.

E

VANGUARD(R)EMERGING MARKETS STOCK INDEX FUND (1994)
         - A series of Vanguard International Equity Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $1,024,618,822 and 120,992,609 outstanding shares.
         - Trustees who beneficially own shares of this fund: BRENNAN, over $100,000; WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Vanguard Total International Stock Index Fund, Valley Forge, Pa., owns approximately 26.5%.

VANGUARD(R)ENERGY FUND (1984)
         - A series of Vanguard Specialized Funds.
         - Advised by Wellington
           Management Company, LLP.
         - Net assets of $1,543,405,943 and 555,666,510 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)EQUITY INCOME FUND (1988)
         - A series of Vanguard Fenway Funds.
         - Advised by Newell Associates; John A. Levin & Co., Inc.; Wellington Management Company, LLP; and The Vanguard Group, Inc.
         - Net assets of $2,476,993,802 and 109,217,255 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, $1-$10,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)EUROPEAN STOCK INDEX FUND (1990)
         - A series of Vanguard International Equity Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $5,210,185,871 and 256,268,445 outstanding shares.
         - Trustees who beneficially own shares of this fund: BRENNAN, over $100,000; ELLIS, over $100,000; MALKIEL, over $100,000; WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Vanguard Total International Stock Index Fund, Valley Forge, Pa., owns approximately 40.6%.

32

VANGUARD(R)EXPLORER(TM)FUND (1967)
         - A series of Vanguard Explorer Fund.
         - Advised by Chartwell Investment Partners; Granahan Investment Management, Inc.; Grantham,Mayo, Van Otterloo & Co. LLC; The Vanguard Group, Inc.; and Wellington Management Company, LLP.
         - Net assets of $4,383,912,021 and 83,910,119 outstanding shares.
         - Trustees who beneficially own shares of this fund: BRENNAN, over $100,000; GUPTA, $50,001-$100,000; RANKIN, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)EXTENDED MARKET INDEX FUND (1987)
         - A series of Vanguard Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $4,422,373,876 and 208,411,863 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, $10,001-$50,000; GUPTA,$50,001-$100,000;
           RANKIN, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

F

VANGUARD(R)FEDERAL MONEY MARKET FUND (1981)
         - A series of Vanguard Money Market Reserves.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $6,777,514,148 and 6,777,591,756 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           WILSON, $50,001-$100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R) FLORIDA LONG-TERM TAX-EXEMPT FUND (1992)
         - A series of Vanguard Florida Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $1,162,734,996 and 99,743,641 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

G

VANGUARD(R)GLOBAL EQUITY FUND (1995)
         - A series of Vanguard Horizon Funds.
         - Advised by Marathon Asset Management Limited.
         - Net assets of $244,932,738 and 19,875,537 outstanding shares.
         - Trustees who beneficially own shares of this fund: WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)GNMA FUND (1980)
         - A series of Vanguard Fixed Income Securities Funds.
         - Advised by Wellington Management Company, LLP.
         - Net assets of $23,286,379,610 and 2,207,514,893 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

Vanguard(R) Growth and Income Fund (1986)
         - A series of Vanguard Quantitative Funds.
         - Advised by Franklin Portfolio Associates, LLC.
         - Net assets of $6,118,489,569 and 237,296,776 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)GROWTH EQUITY FUND (1992)
         - A series of Vanguard Fenway Funds.
         - Advised by Turner Investment Partners, Inc.
         - Net assets of $615,203,284 and 81,158,283 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, $10,001-$50,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)GROWTH INDEX FUND (1992)
         - A series of Vanguard Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $8,326,711,333 and 381,425,503 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

34

H

VANGUARD(R) HEALTH CARE FUND (1984)
         - A series of Vanguard Specialized Funds.
         - Advised by Wellington Management Company, LLP.
         - Net assets of $16,889,201,174 and 177,291,420 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           HEISEN, $10,001-$50,000; RANKIN,$50,001-$100,000;
           WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)HIGH-YIELD CORPORATE FUND (1978)
         - A series of Vanguard Fixed Income Securities Funds.
         - Advised by Wellington Management Company, LLP.
         - Net assets of $6,772,418,257 and 1,129,340,137 outstanding shares.
         - Trustees who beneficially own shares of this fund: BRENNAN, over $100,000; MALKIEL, over $100,000; WILSON, $50,001-$100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)HIGH-YIELD TAX-EXEMPT FUND (1978)
         - A series of Vanguard Municipal Bond Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $3,933,052,427 and 369,313,999 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

I

VANGUARD(R)INFLATION-PROTECTED SECURITIES FUND (2000)
         - A series of Vanguard Fixed Income Securities Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $1,690,196,787 and 151,075,998 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

35

VANGUARD(R)INSTITUTIONAL DEVELOPED MARKETS INDEX FUND (2000)
         - A series of Vanguard STAR Funds.
         - Advised by the fund's board of trustees.
         - Net assets of $279,265,321 and 40,989,194 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1.  Amica  Mutual   Insurance   Company,   Lincoln,   R.I.,  owns
          approximately 13.4%.
               2. Harvard International Investment Partnership, Boston, Mass., owns approximately 13.0%.
               3. Bost & Co., Pittsburgh, Pa., owns approximately 9.6%.
               4. Marshall & Ilsley Trust Co., FBO Cuna Unitized Plans, Milwaukee, Wis., owns approximately 8.3%.
               5. State of Iowa 529 Plan, Des Moines, Iowa, owns approximately 8.1%.
               6. Conref & Co., Trustee, FBO Laclede Gas Pension, Milwaukee, Wis.,owns approximately 6.6%.

VANGUARD(R)INSTITUTIONAL INDEX FUND (1990)
         - A series of Vanguard Institutional Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $32,727,340,471 and 361,707,275 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Allfirst Trust Company, Custodian, The City of New York, Deferred Compensation Plan, C/O FASCorp, Englewood, Colo., owns approximately 5.3%.

VANGUARD(R)INSTITUTIONAL TOTAL BOND MARKET INDEX FUND (2002)
         - A series of Vanguard Institutional Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $429,403,056 and 8,557,870 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1. SCIC Holdings LLC, C/O AON Insurance Managers, Burlington, Vt., owns approximately 43.1%.
               2. State of Utah, Land Permanent Trust Fund, Salt Lake City, Utah, owns approximately 28.5%.
               3. MAC & Co., Pittsburgh, Pa., owns approximately 23.4%.

36

VANGUARD(R)INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND (2001)
         - A series of Vanguard Institutional Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $1,271,532,955 and 62,789,692 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Trustees of the University of Pennsylvania (Endowment), Philadelphia, Pa., owns approximately 28.7%.
               2. Citibank NA, RJ Reynolds Capital Investment Plan, New York, N.Y., owns approximately 23.2%.
               3. The Glenmede Trust Co., Trustee, The Pew Memorial Trust, Philadelphia, Pa., owns approximately 21.7%.
               4. Trustees of the University of Pennsylvania (Defined Benefit), Philadelphia, Pa., owns approximately 7.4%.

VANGUARD(R)INSURED LONG-TERM TAX-EXEMPT FUND (1984)
         - A series of Vanguard Municipal Bond Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,812,021,323 and 222,156,096 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)INTERMEDIATE-TERM BOND INDEX FUND (1994)
         - A series of Vanguard Bond Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,673,519,687 and 261,372,134 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)INTERMEDIATE-TERM CORPORATE FUND (1993)
         - A series of Vanguard Fixed Income Securities Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $3,213,697,366 and 331,288,806 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

                                                                              37
VANGUARD(R) INTERMEDIATE-TERM TAX-EXEMPT FUND (1977)
         - A series of Vanguard Municipal Bond Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $11,254,717,662 and 830,297,655 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

Vanguard(R)Intermediate-Term Treasury Fund (1991)
         - A series of Vanguard Fixed Income Securities Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $3,883,340,864 and 345,241,991 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)INTERNATIONAL EXPLORER(TM)FUND (1996)7
         - A series of Vanguard Whitehall Funds.
         - Advised by Schroder Investment Management North America Inc.
         - Net assets of $74,614,769 and 8,269,510 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE

VANGUARD(R)INTERNATIONAL GROWTH FUND (1981)
         - A series of Vanguard World Fund.
         - Advised by Schroder Investment Management North America Inc.
         - Net assets of $6,556,727,215 and 408,029,139 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, $50,001-$100,000; RANKIN,$50,001-$100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)INTERNATIONAL VALUE FUND (1983)
         - A series of Vanguard Trustees' Equity Fund.
         - Advised by Hansberger Global Investors, Inc.
         - Net assets of $1,062,473,440 and 46,797,069 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund:
               1. FedEx Corporation Retirement Savings Plan, Memphis, Tenn., owns approximately 7.6%.
-------------
7 Vanguard International Explorer Fund did not become a Vanguard fund until after June 30, 2002. Therefore, financial information for the fund is as of August 31, 2002.

38
L

VANGUARD(R) LIFESTRATEGY(R) CONSERVATIVE GROWTH FUND (1994)
         - A series of Vanguard STAR Funds.
         - Advised by the fund's board of trustees.
         - Net assets of $2,203,163,094 and 164,939,169 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Mars Deferred Compensation Plan, Mount Olive, N.J., owns approximately 6.4%.
               2. IBEW Local 613 Defined Contribution Pension Plan, Atlanta, Ga., owns approximately 5.2%.

VANGUARD(R) LIFESTRATEGY(R) GROWTH FUND (1994)
         - A series of Vanguard STAR Funds.
         - Advised by the fund's board of trustees.
         - Net assets of $3,542,159,633 and 222,710,105 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

Vanguard(R) LifeStrategy(R) Income Fund (1994)
         - A series of Vanguard STAR Funds.
         - Advised by the fund's board of trustees.
         - Net assets of $956,286,134 and 76,739,365 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Mars Deferred Compensation Plan, Mount Olive, N.J., owns approximately 5.4%.

VANGUARD(R) LIFESTRATEGY(R) MODERATE GROWTH FUND (1994)
         - A series of Vanguard STAR Funds.
         - Advised by the fund's board of trustees.
         - Net assets of $4,172,622,068 and 280,931,147 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Georgia-Pacific Corporation Salaried 401(k) Plan, Atlanta, Ga., owns approximately 6.8%.

Vanguard(R) Limited-Term Tax-Exempt Fund (1987)
         - A series of Vanguard Municipal Bond Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $4,602,794,015 and 418,748,370 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000; WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)LONG-TERM BOND INDEX FUND (1994)
         - A series of Vanguard Bond Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $627,086,722 and 58,178,492 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)LONG-TERM CORPORATE FUND (1973)
         - A series of Vanguard Fixed Income Securities Funds.
         - Advised by Wellington Management Company, LLP.
         - Net assets of $4,078,113,331 and 468,259,394 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           MALKIEL, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R) LONG-TERM TAX-EXEMPT FUND (1977)
         - A series of Vanguard Municipal Bond Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,028,411,504 and 180,248,047 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)LONG-TERM TREASURY FUND (1986)
         - A series of Vanguard Fixed Income Securities Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $1,842,256,576 and 168,739,974 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Variable Annuity Life Insurance Company, Houston, Tex., owns approximately 13.1%.

40

M

VANGUARD(R)MASSACHUSETTS TAX-EXEMPT FUND (1998)
         - A series of Vanguard Massachusetts Tax-Exempt Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $343,014,353 and 34,191,210 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)MID-CAP GROWTH FUND (1997)8
         - A series of Vanguard Whitehall Funds.
         - Advised by Provident Investment Counsel, Inc.
         - Net assets of $24,158,480 and 2,266,913 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1. George E. Handtmann III, Trustee, Handtmann Family Trust, Carpinteria, Calif., owns approximately 5.6%.
VANGUARD(R)MID-CAP INDEX FUND (1998)
         - A series of Vanguard Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $3,604,384,362 and 288,408,749 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R) MORGAN(TM) GROWTH FUND (1968)
         - A series of Vanguard Morgan Growth Fund.
         - Advised by Franklin Portfolio Associates, LLC; The Vanguard Group, Inc.; and Wellington Management Company, LLP.
         - Net assets of $3,115,244,592 and 237,332,253 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000; RANKIN,$10,001-$50,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

----------------
8 Vanguard Mid-Cap Growth Fund did not become a Vanguard fund until after June 30, 2002. Therefore, financial information for the fund is as of August 31, 2002.

41

N

VANGUARD(R)NEW JERSEY LONG-TERM TAX-EXEMPT FUND (1988)
         - A series of Vanguard New Jersey Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $1,522,761,229 and 126,533,806 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)NEW JERSEY TAX-EXEMPT MONEY MARKET FUND (1988)
         - A series of Vanguard New Jersey Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $1,660,355,372 and 1,660,325,241 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           MALKIEL, $10,001-$50,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)NEW YORK LONG-TERM TAX-EXEMPT FUND (1986)
         - A series of Vanguard New York Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,083,811,536 and 185,238,703 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           MALKIEL, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)NEW YORK TAX-EXEMPT MONEY MARKET FUND (1997)
         - A series of Vanguard New York Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $1,488,170,440 and 1,488,186,020 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           MALKIEL, $10,001-$50,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

O

VANGUARD(R) OHIO LONG-TERM TAX-EXEMPT FUND (1990)
         - A series of Vanguard Ohio Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $518,992,304 and 42,938,256 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

42

VANGUARD(R)OHIO TAX-EXEMPT MONEY MARKET FUND (1990)
         - A series of Vanguard Ohio Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $645,445,328 and 645,461,825 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Jaton Trust, Hudson, Ohio, owns approximately 9.3%.

P

VANGUARD(R)PACIFIC STOCK INDEX FUND (1990)
         - A series of Vanguard International Equity Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $1,831,183,459 and 247,670,771 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000; ELLIS, over $100,000;
           MALKIEL, $10,001-$50,000.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Vanguard Total International Stock Index Fund, Valley Forge, Pa., owns approximately 45.7%.
VANGUARD(R) PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND (1986)
         - A series of Vanguard Pennsylvania Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,362,298,358 and 206,630,898 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND (1988)
         - A series of Vanguard Pennsylvania Tax-Free Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,348,681,765 and 2,348,924,538 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, $1-$10,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R) PRECIOUS METALS FUND (1984)
         - A series of Vanguard Specialized Funds.
         - Advised by M&G Investment Management Limited.
         - Net assets of $604,802,441 and 54,263,997 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE. Vanguard(R) PRIMECAP Fund (1984)
         - A series of Vanguard PRIMECAP Fund.
         - Advised by PRIMECAP Management Company.
         - Net assets of $16,239,551,388 and 375,179,146 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000; RANKIN, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund:
               1. FedEx Corporation Retirement Savings Plan, Memphis, Tenn., owns approximately 7.2%.
VANGUARD(R)PRIME MONEY MARKET FUND (1975)
         - A series of Vanguard Money Market Reserves.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $54,583,318,804 and 54,583,215,817 outstanding shares.
         - Trustees who beneficially own shares of this fund:
            BRENNAN,$1-$10,000; HEISEN, $1-$10,000; WILSON, $1-$10,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.
R
VANGUARD(R)REIT INDEX FUND (1996)
         - A series of Vanguard Specialized Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,082,477,884 and 138,506,529 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

44

S

VANGUARD(R)SELECTED VALUE FUND (1996)
         - A series of Vanguard Whitehall Funds.
         - Advised by Barrow, Hanley, Mewhinney & Strauss, Inc.
         - Net assets of $1,396,256,753 and 102,600,127 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)SHORT-TERM BOND INDEX FUND (1994)
         - A series of Vanguard Bond Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,559,124,209 and 253,017,313 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)SHORT-TERM CORPORATE FUND (1982)
         - A series of Vanguard Fixed Income Securities Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $10,780,906,242 and 1,009,448,233 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)SHORT-TERM FEDERAL FUND (1987)
         - A series of Vanguard Fixed Income Securities Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,696,662,355 and 254,436,916 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R) SHORT-TERM TAX-EXEMPT FUND (1977)
         - A series of Vanguard Municipal Bond Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $3,289,942,355 and 209,155,332 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

                                                                              45
VANGUARD(R)SHORT-TERM TREASURY FUND (1991)
         - A series of Vanguard Fixed Income Securities Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $3,047,320,040 and 286,459,874 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           WILSON, $50,001-$100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)SMALL-CAP GROWTH INDEX FUND (1998)
         - A series of Vanguard Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $532,243,893 and 51,894,900 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund:
               1. State Street Bank & Trust Co., Trustee, IBM Tax Deferred Savings Plan, Westwood, Mass., owns approximately 22.1%.
VANGUARD(R)SMALL-CAP INDEX FUND (1960)
         - A series of Vanguard Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $4,912,632,143 and 258,573,853 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)SMALL-CAP VALUE INDEX FUND (1998)
         - A series of Vanguard Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,191,637,838 and 206,295,073 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           ELLIS, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund:
               1. State Street Bank & Trust Co., Trustee, IBM Tax Deferred Savings Plan, Westwood, Mass., owns approximately 19.8%.
VANGUARD(R)STAR(TM)FUND (1985)
         - A series of Vanguard STAR Funds.
         - Advised by the fund's board of trustees.
         - Net assets of $7,904,492,940 and 513,940,050 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

46

VANGUARD(R)STRATEGIC EQUITY FUND (1995)
         - A series of Vanguard Horizon Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $983,085,877 and 66,436,191 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

T

VANGUARD(R)TAX-EXEMPT MONEY MARKET FUND (1980)
         - A series of Vanguard Municipal Bond Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $9,770,495,564 and 9,771,580,382 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R) TAX-MANAGED BALANCED FUND (1994)
         - A series of Vanguard Tax-Managed Funds(R).
         - Advised by The Vanguard Group, Inc.
         - Net assets of $422,631,186 and 26,167,405 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R) TAX-MANAGED CAPITAL APPRECIATION FUND (1994)
         - A series of Vanguard Tax-Managed Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,269,441,108 and 84,895,673 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000; WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)TAX-MANAGED GROWTH AND INCOME FUND (1994)
         - A series of Vanguard Tax-Managed Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $2,025,964,724 and 81,398,859 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

47

VANGUARD(R) TAX-MANAGED INTERNATIONAL FUND (1999)
         - A series of Vanguard Tax-Managed Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $425,324,960 and 55,248,649 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, $50,001-$100,000.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Blue Cross and Blue Shield of Florida Inc., Jacksonville, Fla., owns approximately 10.3%.
VANGUARD(R) TAX-MANAGED SMALL-CAP FUND (1999)
         - A series of Vanguard Tax-Managed Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $701,689,603 and 46,971,610 outstanding shares.
         - Trustees who beneficially own shares of this fund: BRENNAN, over $100,000; WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)TOTAL BOND MARKET INDEX FUND (1986)
         - A series of Vanguard Bond Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $24,122,638,267 and 2,381,216,290 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           WILSON, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R) TOTAL INTERNATIONAL STOCK INDEX FUND (1996)
         - A series of Vanguard STAR Funds.
         - Advised by the fund's board of trustees.
         - Net assets of $3,225,060,939 and 351,353,764 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

48

VANGUARD(R)TOTAL STOCK MARKET INDEX FUND (1992)
         - A series of Vanguard Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $24,320,799,879 and 1,038,220,199 outstanding shares.
         - Trustees who beneficially own shares of this fund: BRENNAN, over $100,000; MALKIEL, over $100,000; RANKIN, over $100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)TREASURY MONEY MARKET FUND (1983)
         - A series of Vanguard Treasury Fund.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $4,722,799,221 and 4,722,173,907 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund:
               1. Georgia-Pacific Corporation Salaried 401(k) Plan, Atlanta, Ga., owns approximately 5.8%.

U

VANGUARD(R)U.S. GROWTH FUND (1959)
         - A series of Vanguard World Fund.
         - Advised by Alliance Capital Management L.P.
         - Net assets of $7,113,376,520 and 468,027,061 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, $50,001-$100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE. VANGUARD(R)U.S. VALUE FUND (2000)
         - A series of Vanguard Malvern Funds.
         - Advised by Grantham, Mayo, Van Otterloo & Co. LLC.
         - Net assets of $551,594,274 and 50,374,035 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           WILSON, $50,001-$100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

49

VANGUARD(R) UTILITIES INCOME FUND (1992)
         - A series of Vanguard Specialized Funds.
         - Advised by Wellington Management Company, LLP.
         - Net assets of $655,650,183 and 59,911,015 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.
V
VANGUARD(R)VALUE INDEX FUND (1992)
         - A series of Vanguard Index Funds.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $3,860,095,054 and 227,520,844 outstanding shares.
         - Trustees who beneficially own shares of this fund: NONE.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R) VARIABLE INSURANCE FUND-BALANCED PORTFOLIO (1991)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by Wellington Management Company, LLP.
         - Net assets of $744,708,654 and 47,899,561 outstanding shares.
         - Trustees who beneficially own shares of this portfolio:
           BRENNAN, $10,001-$50,000.
         - Shareholders who beneficially own more than 5% of this portfolio:
           NONE.

VANGUARD(R)VARIABLE INSURANCE FUND-DIVERSIFIED VALUE PORTFOLIO (1999)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by Barrow, Hanley, Mewhinney & Strauss, Inc.
         - Net assets of $186,687,194 and 18,095,764 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
           NONE.

VANGUARD(R) VARIABLE INSURANCE FUND-EQUITY INCOME PORTFOLIO (1993)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by Newell Associates.
         - Net assets of $339,098,758 and 18,444,264 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
          NONE.

50

VANGUARD(R)VARIABLE INSURANCE FUND-EQUITY INDEX PORTFOLIO (1991)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $1,091,166,238 and 45,178,952 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
           NONE.

VANGUARD(R)VARIABLE INSURANCE FUND-GROWTH PORTFOLIO (1993)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by Alliance Capital Management L.P.
         - Net assets of $377,357,753 and 38,113,491 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
          NONE.

VANGUARD(R)VARIABLE INSURANCE FUND-HIGH YIELD BOND PORTFOLIO (1996)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by Wellington Management Company, LLP.
         - Net assets of $194,573,480 and 24,235,367 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
           NONE.

VANGUARD(R)VARIABLE INSURANCE FUND-INTERNATIONAL PORTFOLIO (1994)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by Schroder Investment Management North America Inc.
         - Net assets of $247,478,246 and 22,003,644 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
          NONE.

VANGUARD(R)VARIABLE INSURANCE FUND-MID-CAP INDEX PORTFOLIO (1999)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $307,611,985 and 25,603,955 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
           NONE.

VANGUARD(R)VARIABLE INSURANCE FUND-MONEY MARKET PORTFOLIO (1991)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $956,653,134 and 956,633,330 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
           NONE.

VANGUARD(R)VARIABLE INSURANCE FUND-REIT INDEX PORTFOLIO (1999)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $183,127,046 and 13,058,443 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
           NONE.

VANGUARD(R)VARIABLE INSURANCE FUND-SHORT-TERM CORPORATE PORTFOLIO (1999)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $190,735,012 and 18,526,778 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
           NONE.

VANGUARD(R)VARIABLE INSURANCE FUND-SMALL COMPANY GROWTH PORTFOLIO (1996)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co. LLC.
         - Net assets of $471,645,394 and 33,890,732 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
           NONE.

VANGUARD(R)VARIABLE INSURANCE FUND-TOTAL BOND MARKET INDEX PORTFOLIO (1991)
         - A series of Vanguard Variable Insurance Fund.
         - Advised by The Vanguard Group, Inc.
         - Net assets of $581,439,762 and 52,141,998 outstanding shares.
         - Trustees who beneficially own shares of this portfolio: NONE.
         - Shareholders who beneficially own more than 5% of this portfolio:
           NONE.

52

W
VANGUARD(R) WELLESLEY(R) INCOME FUND (1970)
         - A series of Vanguard Wellesley Income Fund.
         - Advised by Wellington Management Company, LLP.
         - Net assets of $8,035,103,304 and 373,366,242 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, $50,001-$100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R) WELLINGTON(TM) FUND (1929)
         - A series of Vanguard Wellington Fund.
         - Advised by Wellington Management Company, LLP.
         - Net assets of $24,415,287,529 and 874,786,511 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000; HEISEN, $1-$10,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R)WINDSOR(TM)FUND (1958)
         - A series of Vanguard Windsor Funds.
         - Advised by Sanford C. Bernstein & Co., LLC; The Vanguard Group, Inc.; and Wellington Management Company, LLP.
         - Net assets of $15,641,123,897 and 1,015,167,414 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, over $100,000; GUPTA,$50,001-$100,000;
           MALKIEL, over $100,000; RANKIN, $50,001-$100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.

VANGUARD(R) WINDSOR(TM) II FUND (1985)
         - A series of Vanguard Windsor Funds.
         - Advised by Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; Tukman Capital Management, Inc.; and
           The Vanguard Group, Inc.
         - Net assets of $23,944,474,222 and 945,845,815 outstanding shares.
         - Trustees who beneficially own shares of this fund:
           BRENNAN, $1-$10,000;RANKIN, $50,001-$100,000.
         - Shareholders who beneficially own more than 5% of this fund: NONE.


---------------
500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd. makes no representation regarding the advisability of investing in the fund.

(This Page Left Intentionally Blank)

                                                               [PICTURE OF SHIP]
                                                           [VANGUARD GROUP LOGO]
                                                           The Vanguard Group(R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    PROX1 092002

[SHIP]                                         INTRODUCING VANGUARD'S ezVote(SM)
[THE VANGUARD GROUP LOGO]                                             PROXY CARD

                          Our new proxy card makes voting faster and easier than
                         ever. And it reduces proxy costs-- savings that we pass
                                along to you in the form of lower fund expenses!
--------------------------------------------------------------------------------
Step One: CHOOSE YOUR ezVote BALLOT
--------------------------------------------------------------------------------
Use the Consolidated Ballot at the bottom of this page to vote just once for all your accounts registered to the same address and Tax ID number.
                                   ----------
                                       OR
                                   ---------
Use the Individual Ballots on the back of this page and any additional pages to vote each account separately.
--------------------------------------------------------------------------------
                 Step Two: CHOOSE YOUR ezVote METHOD OF VOTING
--------------------------------------------------------------------------------

  VOTE BY INTERNET           ----------      VOTE BY PHONE            ----------     VOTE BY MAIL * *
* Go to www.vanguard.com         OR       * Call 1-888-221-0689           OR      * Complete your proxy ballot.
* Click on Vote My Proxy.    ----------   *Enter the Master Control   ----------  * Sign and date your card.
* Enter the Master Control                 Number shown below.                    * Mail in the envelope provided.
  Number shown below.
------------------------------------------------------------------------------------------------------------------
                             MASTER CONTROL NUMBER:
--------------------------------------------------------------------------------
     PLEASE NOTE:  Before  voting,  read the proxy  statement  carefully  for an explanation  of each  proposal.  Your  proxy  will be  voted  FOR each proposal unless you specify otherwise.  Your votes will count only for funds actually considering  specific proposals.  The Board of Trustees recommends a vote FOR all proposals and nominees.

By signing this proxy ballot, I appoint John J. Brennan, J. Lawrence Wilson, and
R. Gregory  Barton as my  Attorneys  to vote all Vanguard  fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held at 9:30 a.m.,
E.T.,  on  December  3, 2002,  and at any  adjournments  thereof.  Any one of my
Attorneys may vote my shares as specified on this ballot, vote any other matters that arise at the  meeting in  accordance  with his best  judgment,  and appoint substitute  Attorneys to vote on my behalf. I revoke any previous proxies that I have  executed,  and  acknowledge  receipt of the  Notice of Special  Meeting of
Shareholders  and the  proxy  statement.  PROXY  SOLICITATION  BY THE  BOARD  OF
TRUSTEES.
--------------------------------------------------------------------------------
                              CONSOLIDATED BALLOT
--------------------------------------------------------------------------------
Please  fill in  box(es)  as shown  using  black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS. [X]

PROPOSALS:
1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:
    (01) John J. Brennan, (02) Charles D. Ellis, (03) Rajiv L. Gupta,        FOR     WITHHOLD     FOR ALL
     04) JoAnn Heffernan Heisen,(05) Burton G. Malkiel*,                     ALL     ALL          EXCEPT**
    (06) Alfred M. Rankin, Jr.,(07) J. Lawrence Wilson                       ( )      ( )           ( )  1.
*NOT a nominee for Vanguard Equity Income Fund or
    Vanguard Growth Equity Fund.
**Write number(s) of excluded nominees: ----------------------------

                                                                             FOR     AGAINST      ABSTAIN
2. Change certain funds' policy on investing in other mutual funds.          ( )      ( )           ( )  2.
3. Authorize the trustees of certain index funds to change target indexes.   ( )      ( )           ( )  3.
4. Reclassify certain index funds as nondiversified.                         ( )      ( )           ( )  4.
5. Change two money market funds' industry concentration policy.             ( )      ( )           ( )  5.
6. Change certain bond and balanced funds' policy on borrowing money.        ( )      ( )           ( )  6.
7A.Change the Utilities Income Fund's investment objective.                  ( )      ( )           ( )  7A.
 B.Change the Utilities Income Fund's concentration in utilities stocks.     ( )      ( )           ( )   B.

                                                    Date __________________ 2002
                    NOTE: All required shareholders should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.
                                     -------------------------------------------


                                     -------------------------------------------
                                    Signature(s) (and Title(s), if applicable).
                                    Date______________, 2002

--------------------------------------------------------------------------------
                               INDIVIDUAL BALLOTS

  TRUSTEE NOMINEES:(01) John J. Brennan, (02) Charles D. Ellis, (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen, (05) Burton G. Malkiel*, (06) Alfred M.
                      Rankin, Jr., (07) J. Lawrence Wilson
* NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.
--------------------------------------------------------------------------------
Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

------------------------------------------------------------     ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                               XXX XXXXXXXXXX XXX
NAME PRINTS HERE                                                 NAME PRINTS HERE
NAME PRINTS HERE                    CONTROL NUMBER               NAME PRINTS HERE                       CONTROL NUMBER
                                   XXX XXX XXX XXX XX                                                   XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                            FUND NAME PRINTS HERE
1. ELECTION OF TRUSTEES               FOR  WITHHOLD  FOR ALL     1. ELECTION OF TRUSTEES              FOR  WITHHOLD  FOR ALL
(REFER TO NOMINEES AT TOP OF PAGE)    ALL     ALL    EXCEPT**    (REFER TO NOMINEES AT TOP OF PAGE)   ALL     ALL    EXCEPT**
**Except#________________________     ( )    ( )      ( )        **Except#________________________     ( )    ( )      ( )
                                      FOR   AGAINST  ABSTAIN                                          FOR   AGAINST   ABSTAIN
 2 NOT APPLICABLE                     ( )     ( )     ( )         2 INVEST IN OTHER MUTUAL FUNDS       ( )    ( )      ( )
 3 NOT APPLICABLE                     ( )     ( )     ( )         3 NOT APPLICABLE                     ( )    ( )      ( )
 4 NOT APPLICABLE                     ( )     ( )     ( )         4 NOT APPLICABLE                     ( )    ( )      ( )
 5 NOT APPLICABLE                     ( )     ( )     ( )         5 NOT APPLICABLE                     ( )    ( )      ( )
 6 NOT APPLICABLE                     ( )     ( )     ( )         6 NOT APPLICABLE                     ( )    ( )      ( )
7A NOT APPLICABLE                     ( )     ( )     ( )        7A NOT APPLICABLE                     ( )    ( )      ( )
 B NOT APPLICABLE                     ( )     ( )     ( )         B NOT APPLICABLE                     ( )    ( )      ( )
-------------------------------------------------------------    ----------------------------------------------------------
------------------------------------------------------------     ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                               XXX XXXXXXXXXX XXX
NAME PRINTS HERE                                                 NAME PRINTS HERE
NAME PRINTS HERE                    CONTROL NUMBER               NAME PRINTS HERE                       CONTROL NUMBER
                                   XXX XXX XXX XXX XX                                                   XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                            FUND NAME PRINTS HERE
1. ELECTION OF TRUSTEES               FOR  WITHHOLD  FOR ALL     1. ELECTION OF TRUSTEES              FOR  WITHHOLD  FOR ALL
(REFER TO NOMINEES AT TOP OF PAGE)    ALL     ALL    EXCEPT**    (REFER TO NOMINEES AT TOP OF PAGE)   ALL     ALL    EXCEPT**
**Except#________________________     ( )    ( )      ( )        **Except#________________________     ( )    ( )      ( )
                                      FOR   AGAINST  ABSTAIN                                          FOR   AGAINST   ABSTAIN
 2 INVEST IN OTHER MUTUAL FUNDS       ( )     ( )     ( )         2 NOT APPLICABLE                     ( )    ( )      ( )
 3 AUTHORIZE CHANGE OF INDEX          ( )     ( )     ( )         3 NOT APPLICABLE                     ( )    ( )      ( )
 4 NOT APPLICABLE                     ( )     ( )     ( )         4 RECLASSIFY AS NONDIVERSIFIED       ( )    ( )      ( )
 5 NOT APPLICABLE                     ( )     ( )     ( )         5 NOT APPLICABLE                     ( )    ( )      ( )
 6 NOT APPLICABLE                     ( )     ( )     ( )         6 NOT APPLICABLE                     ( )    ( )      ( )
7A NOT APPLICABLE                     ( )     ( )     ( )        7A NOT APPLICABLE                     ( )    ( )      ( )
 B NOT APPLICABLE                     ( )     ( )     ( )         B NOT APPLICABLE                     ( )    ( )      ( )
-------------------------------------------------------------    ----------------------------------------------------------
------------------------------------------------------------     ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                               XXX XXXXXXXXXX XXX
NAME PRINTS HERE                                                 NAME PRINTS HERE
NAME PRINTS HERE                    CONTROL NUMBER               NAME PRINTS HERE                       CONTROL NUMBER
                                   XXX XXX XXX XXX XX                                                   XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                            FUND NAME PRINTS HERE
1. ELECTION OF TRUSTEES               FOR  WITHHOLD  FOR ALL     1. ELECTION OF TRUSTEES              FOR  WITHHOLD  FOR ALL
(REFER TO NOMINEES AT TOP OF PAGE)    ALL     ALL    EXCEPT**    (REFER TO NOMINEES AT TOP OF PAGE)   ALL     ALL    EXCEPT**
**Except#________________________     ( )    ( )      ( )        **Except#________________________     ( )    ( )      ( )
                                      FOR   AGAINST  ABSTAIN                                          FOR   AGAINST   ABSTAIN
 2 INVEST IN OTHER MUTUAL FUNDS       ( )     ( )     ( )         2 INVEST IN OTHER MUTUAL FUNDS       ( )    ( )      ( )
 3 NOT APPLICABLE                     ( )     ( )     ( )         3 AUTHORIZE CHANGE OF INDEX          ( )    ( )      ( )
 4 RECLASSIFY AS NONDIVERSIFIED       ( )     ( )     ( )         4 RECLASSIFY AS NONDIVERSIFIED       ( )    ( )      ( )
 5 NOT APPLICABLE                     ( )     ( )     ( )         5 NOT APPLICABLE                     ( )    ( )      ( )
 6 NOT APPLICABLE                     ( )     ( )     ( )         6 NOT APPLICABLE                     ( )    ( )      ( )
7A NOT APPLICABLE                     ( )     ( )     ( )        7A NOT APPLICABLE                     ( )    ( )      ( )
 B NOT APPLICABLE                     ( )     ( )     ( )         B NOT APPLICABLE                     ( )    ( )      ( )
-------------------------------------------------------------    ---------------------------------------------------------

NOTE: All required shareholders should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

Date                                  _________________________________________
_____________________ 2002            Signature(s) (and Title(s), if applicable)

--------------------------------------------------------------------------------
                               INDIVIDUAL BALLOTS

  TRUSTEE NOMINEES:(01) John J. Brennan, (02) Charles D. Ellis, (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen, (05) Burton G. Malkiel*, (06) Alfred M.
                      Rankin, Jr., (07) J. Lawrence Wilson
* NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.
--------------------------------------------------------------------------------
Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

------------------------------------------------------------     ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                               XXX XXXXXXXXXX XXX
NAME PRINTS HERE                                                 NAME PRINTS HERE
NAME PRINTS HERE                    CONTROL NUMBER               NAME PRINTS HERE                       CONTROL NUMBER
                                   XXX XXX XXX XXX XX                                                   XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                            FUND NAME PRINTS HERE
1. ELECTION OF TRUSTEES               FOR  WITHHOLD  FOR ALL     1. ELECTION OF TRUSTEES              FOR  WITHHOLD  FOR ALL
(REFER TO NOMINEES AT TOP OF PAGE)    ALL     ALL    EXCEPT**    (REFER TO NOMINEES AT TOP OF PAGE)   ALL     ALL    EXCEPT**
**Except#________________________     ( )    ( )      ( )        **Except#________________________     ( )    ( )      ( )
                                      FOR   AGAINST  ABSTAIN                                          FOR   AGAINST   ABSTAIN
2 INVEST IN OTHER MUTUAL FUNDS        ( )     ( )     ( )        2 NOT APPLICABLE                      ( )    ( )      ( )
3 NOT APPLICABLE                      ( )     ( )     ( )        3 NOT APPLICABLE                      ( )    ( )      ( )
4 NOT APPLICABLE                      ( )     ( )     ( )        4 NOT APPLICABLE                      ( )    ( )      ( )
5 CHANGE INDUSTRY CONCENTRATION       ( )     ( )     ( )        5 NOT APPLICABLE                      ( )    ( )      ( )
6 NOT APPLICABLE                      ( )     ( )     ( )        6 CHANGE POLICY ON BORROWING          ( )    ( )      ( )
7A NOT APPLICABLE                     ( )     ( )     ( )        7A NOT APPLICABLE                     ( )    ( )      ( )
 B NOT APPLICABLE                     ( )     ( )     ( )         B NOT APPLICABLE                     ( )    ( )      ( )
-------------------------------------------------------------    ----------------------------------------------------------
------------------------------------------------------------     ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                               XXX XXXXXXXXXX XXX
NAME PRINTS HERE                                                 NAME PRINTS HERE
NAME PRINTS HERE                    CONTROL NUMBER               NAME PRINTS HERE                       CONTROL NUMBER
                                   XXX XXX XXX XXX XX                                                   XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                            FUND NAME PRINTS HERE
1. ELECTION OF TRUSTEES               FOR  WITHHOLD  FOR ALL     1. ELECTION OF TRUSTEES              FOR  WITHHOLD  FOR ALL
(REFER TO NOMINEES AT TOP OF PAGE)    ALL     ALL    EXCEPT**    (REFER TO NOMINEES AT TOP OF PAGE)   ALL     ALL    EXCEPT**
**Except#________________________     ( )    ( )      ( )        **Except#________________________     ( )    ( )      ( )
                                      FOR   AGAINST  ABSTAIN                                          FOR   AGAINST   ABSTAIN
2 INVEST IN OTHER MUTUAL FUNDS        ( )     ( )     ( )        2 NOT APPLICABLE                      ( )    ( )      ( )
3 NOT APPLICABLE                      ( )     ( )     ( )        3 NOT APPLICABLE                      ( )    ( )      ( )
4 NOT APPLICABLE                      ( )     ( )     ( )        4 RECLASSIFY AS NONDIVERSIFIED        ( )    ( )      ( )
5 NOT APPLICABLE                      ( )     ( )     ( )        5 NOT APPLICABLE                      ( )    ( )      ( )
6 CHANGE POLICY ON BORROWING          ( )     ( )     ( )        6 CHANGE POLICY ON BORROWING          ( )    ( )      ( )
7A NOT APPLICABLE                     ( )     ( )     ( )        7A NOT APPLICABLE                     ( )    ( )      ( )
 B NOT APPLICABLE                     ( )     ( )     ( )         B NOT APPLICABLE                     ( )    ( )      ( )
-------------------------------------------------------------    ----------------------------------------------------------
------------------------------------------------------------
XXX XXXXXXXXXX XXX
NAME PRINTS HERE
NAME PRINTS HERE                    CONTROL NUMBER
                                   XXX XXX XXX XXX XX

FUND NAME PRINTS HERE
1. ELECTION OF TRUSTEES               FOR  WITHHOLD  FOR ALL
(REFER TO NOMINEES AT TOP OF PAGE)    ALL     ALL    EXCEPT**
**Except#________________________     ( )    ( )      ( )
                                      FOR   AGAINST  ABSTAIN
2  INVEST IN OTHER MUTUAL FUNDS       ( )     ( )     ( )
3  NOT APPLICABLE                     ( )     ( )     ( )
4  NOT APPLICABLE                     ( )     ( )     ( )
5  NOT APPLICABLE                     ( )     ( )     ( )
6  NOT APPLICABLE                     ( )     ( )     ( )
7A CHANGE UTILITIES FUND OBJECTIVE    ( )     ( )     ( )
 B CHANGE UTILITIES FUND CONCENTRATION( )     ( )     ( )
-------------------------------------------------------------

NOTE: All required shareholders should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

Date                                  _________________________________________
_____________________ 2002            Signature(s) (and Title(s), if applicable)

                                                [SHIP]
                                                       [THE VANGUARD GROUP LOGO]
EASY, FAST ELECTRONIC OPTIONS
VOTE BY INTERNET: Go to www.vanguard.com and click on Vote My Proxy.
Enter the *** MASTER CONTROL NUMBER *** shown below.

VOTE BY PHONE: Call 1-888-221-0689. Enter the *** MASTER CONTROL NUMBER *** shown below.

*** MASTER CONTROL NUMBER: 999 999 999 999 99 ***

FUND NAME PRINTS HERE

By signing this proxy ballot, I appoint John J. Brennan, J. Lawrence Wilson, and
R. Gregory Barton as my Attorneys to vote all Vanguard fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held at 9:30 a.m., E.T., on December 3, 2002, and at any adjournments thereof. Any one of my Attorneys may vote my shares as specified on this ballot, vote any other matters that arise at the meeting in accordance with his best judgment, and appoint substitute Attorneys to vote on my behalf. I revoke any previous proxies that I have executed, and acknowledge receipt of the Notice of Special Meeting of Shareholders and the proxy statement. PROXY SOLICITATION BY THE BOARD OF TRUSTEES.

                                               Date________________________ 2002

                    NOTE: All required shareholders should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g. trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.
                                      ------------------------------------------

                                      ------------------------------------------
                                      Signature(s) (and Title(s), if applicable)

                                                                        VGD

                            CONTINUE ON REVERSE SIDE

  PLEASE SIGN AND DATE ON REVERSE SIDE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:                    FOR    WITHHOLD  FOR ALL
    (01) John J. Brennan, (02) Charles D. Ellis,                ALL    ALL      EXCEPT**
    (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen,           ( )    ( )      ( )  1.
    (05) Burton G. Malkiel*, (06) Alfred M. Rankin, Jr.,
    (07) J. Lawrence Wilson
*NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.


___________________________________________________________
** Write number(s) of excluded nominee(s) on the line above:


                                                                FOR    AGAINST  ABSTAIN
2. NOT APPLICABLE                                               ( )    ( )      ( )  2.
3. NOT APPLICABLE                                               ( )    ( )      ( )  3.
4. NOT APPLICABLE                                               ( )    ( )      ( )  4.
5. NOT APPLICABLE                                               ( )    ( )      ( )  5.
6. NOT APPLICABLE                                               ( )    ( )      ( )  6.
7A.NOT APPLICABLE                                               ( )    ( )      ( )  7A.
 B.NOT APPLICABLE                                               ( )    ( )      ( )   B.

--------------------------------------------------------------------------------
                                  PLEASE NOTE:
 * Before voting, read the proxy statement carefully for an explanation of each proposal.
   * Your proxy will be voted FOR each proposal unless you specify otherwise.
   * The Board of Trustees recommends a vote FOR all proposals and nominees.
--------------------------------------------------------------------------------
                                                                           VGD-1

PLEASE SIGN AND DATE ON REVERSE SIDE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:                    FOR    WITHHOLD  FOR ALL
    (01) John J. Brennan, (02) Charles D. Ellis,                ALL    ALL      EXCEPT**
    (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen,           ( )    ( )      ( )  1.
    (05) Burton G. Malkiel*, (06) Alfred M. Rankin, Jr.,
    (07) J. Lawrence Wilson
*NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.


___________________________________________________________
** Write number(s) of excluded nominee(s) on the line above:


                                                                FOR    AGAINST  ABSTAIN
2. Change the fund's policy on investing in other mutual funds. ( )    ( )      ( )  2.
3. NOT APPLICABLE                                               ( )    ( )      ( )  3.
4. NOT APPLICABLE                                               ( )    ( )      ( )  4.
5. NOT APPLICABLE                                               ( )    ( )      ( )  5.
6. NOT APPLICABLE                                               ( )    ( )      ( )  6.
7A.NOT APPLICABLE                                               ( )    ( )      ( )  7A.
 B.NOT APPLICABLE                                               ( )    ( )      ( )   B.

--------------------------------------------------------------------------------
                                  PLEASE NOTE:
 * Before voting, read the proxy statement carefully for an explanation of each proposal.
   * Your proxy will be voted FOR each proposal unless you specify otherwise.
   * The Board of Trustees recommends a vote FOR all proposals and nominees.
--------------------------------------------------------------------------------
                                                                           VGD-2

PLEASE SIGN AND DATE ON REVERSE SIDE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:                    FOR    WITHHOLD  FOR ALL
    (01) John J. Brennan, (02) Charles D. Ellis,                ALL    ALL      EXCEPT**
    (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen,           ( )    ( )      ( )  1.
    (05) Burton G. Malkiel*, (06) Alfred M. Rankin, Jr.,
    (07) J. Lawrence Wilson
*NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.


-----------------------------------------------------------
** Write number(s) of excluded nominee(s) on the line above:


                                                                FOR    AGAINST  ABSTAIN
2. Change the fund's policy on investing in other mutual funds. ( )    ( )      ( )  2.
3. Authroize the fund's trustees to change the target index.    ( )    ( )      ( )  3.
4. NOT APPLICABLE                                               ( )    ( )      ( )  4.
5. NOT APPLICABLE                                               ( )    ( )      ( )  5.
6. NOT APPLICABLE                                               ( )    ( )      ( )  6.
7A.NOT APPLICABLE                                               ( )    ( )      ( )  7A.
 B.NOT APPLICABLE                                               ( )    ( )      ( )   B.

--------------------------------------------------------------------------------
                                  PLEASE NOTE:
 * Before voting, read the proxy statement carefully for an explanation of each proposal.
   * Your proxy will be voted FOR each proposal unless you specify otherwise.
    * The Board of Trustees recommends a vote FOR all proposals and nominees.
--------------------------------------------------------------------------------
                                                                           VGD-3

PLEASE SIGN AND DATE ON REVERSE SIDE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:                    FOR    WITHHOLD  FOR ALL
    (01) John J. Brennan, (02) Charles D. Ellis,                ALL    ALL      EXCEPT**
    (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen,           ( )    ( )      ( )  1.
    (05) Burton G. Malkiel*, (06) Alfred M. Rankin, Jr.,
    (07) J. Lawrence Wilson
*NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.


___________________________________________________________
** Write number(s) of excluded nominee(s) on the line above:


                                                                FOR    AGAINST  ABSTAIN
2. NOT APPLICABLE                                               ( )    ( )      ( )  2.
3. NOT APPLICABLE                                               ( )    ( )      ( )  3.
4. Reclasify the fund as nondiversified.                        ( )    ( )      ( )  4.
5. NOT APPLICABLE                                               ( )    ( )      ( )  5.
6. NOT APPLICABLE                                               ( )    ( )      ( )  6.
7A.NOT APPLICABLE                                               ( )    ( )      ( )  7A.
 B.NOT APPLICABLE                                               ( )    ( )      ( )   B.

--------------------------------------------------------------------------------
                                  PLEASE NOTE:
 * Before voting, read the proxy statement carefully for an explanation of each proposal.
   * Your proxy will be voted FOR each proposal unless you specify otherwise.
   * The Board of Trustees recommends a vote FOR all proposals and nominees.
--------------------------------------------------------------------------------
                                                                           VGD-4

PLEASE SIGN AND DATE ON REVERSE SIDE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:                    FOR    WITHHOLD  FOR ALL
    (01) John J. Brennan, (02) Charles D. Ellis,                ALL    ALL      EXCEPT**
    (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen,           ( )    ( )      ( )  1.
    (05) Burton G. Malkiel*, (06) Alfred M. Rankin, Jr.,
    (07) J. Lawrence Wilson
*NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.


___________________________________________________________
** Write number(s) of excluded nominee(s) on the line above:


                                                                FOR    AGAINST  ABSTAIN
2. Change the fund's policy on investing in other mutual funds. ( )    ( )      ( )  2.
3. NOT APPLICABLE                                               ( )    ( )      ( )  3.
4. Reclasify the fund as nondiversified.                        ( )    ( )      ( )  4.
5. NOT APPLICABLE                                               ( )    ( )      ( )  5.
6. NOT APPLICABLE                                               ( )    ( )      ( )  6.
7A.NOT APPLICABLE                                               ( )    ( )      ( )  7A.
 B.NOT APPLICABLE                                               ( )    ( )      ( )   B.

--------------------------------------------------------------------------------
                                  PLEASE NOTE:
 * Before voting, read the proxy statement carefully for an explanation of each proposal.
   * Your proxy will be voted FOR each proposal unless you specify otherwise.
   * The Board of Trustees recommends a vote FOR all proposals and nominees.
--------------------------------------------------------------------------------
                                                                           VGD-5

PLEASE SIGN AND DATE ON REVERSE SIDE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:                    FOR    WITHHOLD  FOR ALL
    (01) John J. Brennan, (02) Charles D. Ellis,                ALL    ALL      EXCEPT**
    (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen,           ( )    ( )      ( )  1.
    (05) Burton G. Malkiel*, (06) Alfred M. Rankin, Jr.,
    (07) J. Lawrence Wilson
*NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.


___________________________________________________________
** Write number(s) of excluded nominee(s) on the line above:


                                                                FOR    AGAINST  ABSTAIN
2. Change the fund's policy on investing in other mutual funds. ( )    ( )      ( )  2.
3. Authorize the fund's trustees to change the target index.    ( )    ( )      ( )  3.
4. Reclasify the fund as nondiversified.                        ( )    ( )      ( )  4.
5. NOT APPLICABLE                                               ( )    ( )      ( )  5.
6. NOT APPLICABLE                                               ( )    ( )      ( )  6.
7A.NOT APPLICABLE                                               ( )    ( )      ( )  7A.
 B.NOT APPLICABLE                                               ( )    ( )      ( )   B.

--------------------------------------------------------------------------------
                                  PLEASE NOTE:
 * Before voting, read the proxy statement carefully for an explanation of each proposal.
   * Your proxy will be voted FOR each proposal unless you specify otherwise.
   * The Board of Trustees recommends a vote FOR all proposals and nominees.
--------------------------------------------------------------------------------
                                                                           VGD-6

PLEASE SIGN AND DATE ON REVERSE SIDE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:                    FOR    WITHHOLD  FOR ALL
    (01) John J. Brennan, (02) Charles D. Ellis,                ALL    ALL      EXCEPT**
    (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen,           ( )    ( )      ( )  1.
    (05) Burton G. Malkiel*, (06) Alfred M. Rankin, Jr.,
    (07) J. Lawrence Wilson
*NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.


___________________________________________________________
** Write number(s) of excluded nominee(s) on the line above:


                                                                FOR    AGAINST  ABSTAIN
2. Change the fund's policy on investing in other mutual funds. ( )    ( )      ( )  2.
3. NOT APPLICABLE                                               ( )    ( )      ( )  3.
4. NOT APPLICABLE                                               ( )    ( )      ( )  4.
5. Change the fund's industry concentration policy.             ( )    ( )      ( )  5.
6. NOT APPLICABLE.                                              ( )    ( )      ( )  6.
7A.NOT APPLICABLE                                               ( )    ( )      ( )  7A.
 B.NOT APPLICABLE                                               ( )    ( )      ( )   B.

--------------------------------------------------------------------------------
                                  PLEASE NOTE:
 * Before voting, read the proxy statement carefully for an explanation of each proposal.
   * Your proxy will be voted FOR each proposal unless you specify otherwise.
   * The Board of Trustees recommends a vote FOR all proposals and nominees.
--------------------------------------------------------------------------------
                                                                           VGD-7

PLEASE SIGN AND DATE ON REVERSE SIDE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:                    FOR    WITHHOLD  FOR ALL
    (01) John J. Brennan, (02) Charles D. Ellis,                ALL    ALL      EXCEPT**
    (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen,           ( )    ( )      ( )  1.
    (05) Burton G. Malkiel*, (06) Alfred M. Rankin, Jr.,
    (07) J. Lawrence Wilson
*NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.


___________________________________________________________
** Write number(s) of excluded nominee(s) on the line above:


                                                                FOR    AGAINST  ABSTAIN
2. NOT APPLICABLE                                               ( )    ( )      ( )  2.
3. NOT APPLICABLE                                               ( )    ( )      ( )  3.
4. NOT APPLICABLE                                               ( )    ( )      ( )  4.
5. NOT APPLICABLE                                               ( )    ( )      ( )  5.
6. Change the fund's policy on borrowing money.                 ( )    ( )      ( )  6.
7A.NOT APPLICABLE                                               ( )    ( )      ( )  7A.
 B.NOT APPLICABLE                                               ( )    ( )      ( )   B.

--------------------------------------------------------------------------------
                                  PLEASE NOTE:
 * Before voting, read the proxy statement carefully for an explanation of each proposal.
   * Your proxy will be voted FOR each proposal unless you specify otherwise.
   * The Board of Trustees recommends a vote FOR all proposals and nominees.
--------------------------------------------------------------------------------
                                                                           VGD-8

PLEASE SIGN AND DATE ON REVERSE SIDE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:                    FOR    WITHHOLD  FOR ALL
    (01) John J. Brennan, (02) Charles D. Ellis,                ALL    ALL      EXCEPT**
    (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen,           ( )    ( )      ( )  1.
    (05) Burton G. Malkiel*, (06) Alfred M. Rankin, Jr.,
    (07) J. Lawrence Wilson
*NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.


___________________________________________________________
** Write number(s) of excluded nominee(s) on the line above:


                                                                FOR    AGAINST  ABSTAIN
2. Change the fund's policy on investing in other mutual funds. ( )    ( )      ( )  2.
3. NOT APPLICABLE                                               ( )    ( )      ( )  3.
4. NOT APPLICABLE                                               ( )    ( )      ( )  4.
5. NOT APPLICABLE                                               ( )    ( )      ( )  5.
6. Change the fund's policy on borrowing money.                 ( )    ( )      ( )  6.
7A.NOT APPLICABLE                                               ( )    ( )      ( )  7A.
 B.NOT APPLICABLE                                               ( )    ( )      ( )   B.

--------------------------------------------------------------------------------
                                  PLEASE NOTE:
 * Before voting, read the proxy statement carefully for an explanation of each proposal.
   * Your proxy will be voted FOR each proposal unless you specify otherwise.
   * The Board of Trustees recommends a vote FOR all proposals and nominees.
--------------------------------------------------------------------------------
                                                                           VGD-9

PLEASE SIGN AND DATE ON REVERSE SIDE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:                    FOR    WITHHOLD  FOR ALL
    (01) John J. Brennan, (02) Charles D. Ellis,                ALL    ALL      EXCEPT**
    (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen,           ( )    ( )      ( )  1.
    (05) Burton G. Malkiel*, (06) Alfred M. Rankin, Jr.,
    (07) J. Lawrence Wilson
*NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.


___________________________________________________________
** Write number(s) of excluded nominee(s) on the line above:


                                                                FOR    AGAINST  ABSTAIN
2. Change the fund's policy on investing in other mutual funds. ( )    ( )      ( )  2.
3. NOT APPLICABLE                                               ( )    ( )      ( )  3.
4. Reclasify the fund as nondiversified.                        ( )    ( )      ( )  4.
5. NOT APPLICABLE                                               ( )    ( )      ( )  5.
6. Change the fund's policy on borrowing money.                 ( )    ( )      ( )  6.
7A.NOT APPLICABLE                                               ( )    ( )      ( )  7A.
 B.NOT APPLICABLE                                               ( )    ( )      ( )   B.

--------------------------------------------------------------------------------
                                  PLEASE NOTE:
 * Before voting, read the proxy statement carefully for an explanation of each proposal.
   * Your proxy will be voted FOR each proposal unless you specify otherwise.
   * The Board of Trustees recommends a vote FOR all proposals and nominees.
--------------------------------------------------------------------------------
                                                                          VGD-10

PLEASE SIGN AND DATE ON REVERSE SIDE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. (X)

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS TRUSTEES:                    FOR    WITHHOLD  FOR ALL
    (01) John J. Brennan, (02) Charles D. Ellis,                ALL    ALL      EXCEPT**
    (03) Rajiv L. Gupta, (04) JoAnn Heffernan Heisen,           ( )    ( )      ( )  1.
    (05) Burton G. Malkiel*, (06) Alfred M. Rankin, Jr.,
    (07) J. Lawrence Wilson
*NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.


___________________________________________________________
** Write number(s) of excluded nominee(s) on the line above:


                                                                FOR    AGAINST  ABSTAIN
2. Change the fund's policy on investing in other mutual funds. ( )    ( )      ( )  2.
3. NOT APPLICABLE                                               ( )    ( )      ( )  3.
4. NOT APPLICABLE                                               ( )    ( )      ( )  4.
5. NOT APPLICABLE                                               ( )    ( )      ( )  5.
6. NOT APPLICABLE                                               ( )    ( )      ( )  6.
7A.Change the fund's investment objective.                      ( )    ( )      ( )  7A.
 B.Change the fund's concentration in utilities stocks.         ( )    ( )      ( )   B.

--------------------------------------------------------------------------------
                                  PLEASE NOTE:
 * Before voting, read the proxy statement carefully for an explanation of each proposal.
   * Your proxy will be voted FOR each proposal unless you specify otherwise.
   * The Board of Trustees recommends a vote FOR all proposals and nominees.
--------------------------------------------------------------------------------
                                                                          VGD-11

Vanguard EzVote E-Delivery Template

online@vanguard.com
IMPORTANT FUND PROPOSALS: YOUR VOTE COUNTS

The Vanguard Group


Thank you for electing to receive proxy materials electronically.

On December 3, 2002, all Vanguard(R) funds will conduct a Special Meeting of Shareholders to consider important fund proposals. Those proposals are outlined in your proxy statement.

To reduce expenses, we've prepared a combined proxy statement. Please review the proposal(s) for the fund(s) you owned as of September 6, 2002, and cast your vote. The Board of Trustees recommends a vote FOR all proposals under consideration.

Casting your vote online is faster and easier than ever. Our new EzVote Consolidated Proxy lets you vote just once for all of your accounts registered to the same address and Tax ID number. Or you can continue to vote each of these accounts separately. The choice is yours.

* You can read the proxy statement at:
http://personal.vanguard.com/pdf/proxy2002.pdf

* You can cast your vote at
http://www.proxyweb.com/vanguard or by touch-tone phone at 1-888-221-0689. You will need your Master Control Number shown below.

~HHBEGIN~
EZVOTE MASTER CONTROL NUMBER:
 ~CNTLNUM~
ACCOUNT NUMBER: ALL ACCTS

INDIVIDUAL CONTROL NUMBER - [FUND NAME]
 ~CNTLNUM~
ACCOUNT NUMBER:  [10 DIGIT ACCOUNT NUMBER]

INDIVIDUAL CONTROL NUMBER - [FUND NAME]
 ~CNTLNUM~
ACCOUNT NUMBER:  [10 DIGIT ACCOUNT NUMBER]
~HHEND~

When you vote online, you appoint John J. Brennan, J. Lawrence Wilson, and R. Gregory Barton as your Attorneys to vote on your behalf at the Special Meeting of Shareholders and at any adjournments thereof. Any one of your Attorneys may vote as you specify, vote on any matters that arise at the meeting in accordance with his best judgment, and appoint substitute Attorneys to vote on your behalf. You acknowledge receipt of the Notice of Special Meeting of Shareholders and the proxy statement, and revoke any previous proxies you have executed. Proxy Solicitation by the Board of Trustees.

If you need to contact us, don't reply to this e-mail. Instead:

1. For questions about fund proposals or the shareholder meeting, call Vanguard's Investor Information Department at 1-800-992-0833. Clients of
Vanguard's Institutional Investor Group or our Voyager(TM) or Flagship(TM) Services should call their Vanguard representative or service team with questions.

2. For technical questions about the online proxy vote, call Vanguard Web Technical Support Services at 1-800-860-8394.

You can update your mailing  preferences or change your e-mail address online at
http://www.vanguard.com.   Any  change  will  apply  to  all  Vanguard  accounts
registered under your Tax ID number.

Vanguard single account E-Delivery Template

online@vanguard.com
IMPORTANT FUND PROPOSALS: YOUR VOTE COUNTS

The Vanguard Group


Thank you for electing to receive proxy materials electronically.

On December 3, 2002, all Vanguard(R) funds will conduct a Special Meeting of Shareholders to consider important fund proposals. Those proposals are outlined in your proxy statement.

To reduce expenses, we've prepared a combined proxy statement. Please review the proposal(s) for the fund you owned as of September 6, 2002, and cast your vote. The Board of Trustees recommends a vote FOR all proposals under consideration.

* You can read the proxy statement at:
http://personal.vanguard.com/pdf/proxy2002.pdf

* You can cast your vote at
http://www.proxyweb.com/vanguard or by touch-tone phone at 1-888-221-0689. You will need your Master Control Number shown below.

~HHBEGIN~
MASTER CONTROL NUMBER: ~CNTLNUM~
FUND: ~FUND~
ACCOUNT NUMBER: ~ACCTNUM~
~HHEND~

When you vote online, you appoint John J. Brennan, J. Lawrence Wilson, and R. Gregory Barton as your Attorneys to vote on your behalf at the Special Meeting of Shareholders and at any adjournments thereof. Any one of your Attorneys may vote as you specify, vote on any matters that arise at the meeting in accordance with his best judgment, and appoint substitute Attorneys to vote on your behalf. You acknowledge receipt of the Notice of Special Meeting of Shareholders and the proxy statement, and revoke any previous proxies you have executed. Proxy Solicitation by the Board of Trustees.

If you need to contact us, don't reply to this e-mail. Instead:

1. For questions about fund proposals or the shareholder meeting, call Vanguard's Investor Information Department at 1-800-992-0833. Clients of
Vanguard's Institutional Investor Group or our Voyager(TM) or Flagship(TM) Services should call their Vanguard representative or service team with questions.

2. For technical questions about the online proxy vote, call Vanguard Web Technical Support Services at 1-800-860-8394.

You can update your mailing  preferences or change your e-mail address online at
http://www.vanguard.com.   Any  change  will  apply  to  all  Vanguard  accounts
registered under your Tax ID number.

[THE VANGUARD GROUP LOGO]
WELCOME TO VANGUARD'S ELECTRONIC PROXY VOTING SITE

o If you owned shares in any of the Vanguard funds on September 6, 2002, you can cast your proxy vote online -- a fast, easy, cost effective way to vote!

o The Proxy Statement details each proposal and is available on Vanguard.com or by clicking the link.

o You'll need the Master Control Number included on your proxy card or within your e-delivery notification.

o If you've received multiple Master Control Numbers, please remember to vote each separately. Enter the Master Control Number here.[XXX XXX XXX XXX XX]

         Check here [ ] to vote all proposals as the Trustees recommend, then click the CONTINUE button below.

                        -OR

     To vote each proposal separately, click the CONTINUE button only.

                                                        [CONTINUE BUTTON]

      proxyweb.com is a service of: MIS, an ADP company. Full service proxy specialists
     This site is best viewed using Netscape version 4.7 or Internet Explorer version 5.0 or higher and using a display resolution of 800 X 600.

[THE VANGUARD GROUP LOGO]
The ezVote(SM) Master Control Number you entered consolidated the following individual ballots. To vote all of your accounts exactly the same, using one ballot, simply vote the ballot below.
xxx xxx xxx xx xx    xxx xxx xxx xx xx   xxx xxx xxx xx xx    xxx xxx xxx xx xx
================================================================================

To vote each account separately, click here to vote your individual ballots.

THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL AND NOMINEE. To Vote "FOR"each proposal, simply click the 'Submit' button below. View the Proxy Statement .

Proposal 1. Elect the following nominees as trustees:
            (01) John J. Brennan, (02)Charles D. Ellis,                         ( )FOR ALL
            (03) Rajiv L. Gupta,  (04) JoAnn Heffernan  Heisen,                 ( )WITHHOLD  ALL
            (05) Burton G.  Malkiel*,  (06) Alfred M. Rankin,  Jr.,             ( )FOR ALL EXCEPT:  (Enter the number(s) of the
            (07) J. Lawrence  Wilson                                               nominee(s) you wish to exclude, separated by a
                                                                                   comma,in the text field below.)

                                                                                   [_______________________]
    *NOT a nominee for Vanguard  Equity  Income Fund or Vanguard  Growth Equity
     Fund.
----------------------------------------------------------------------------------------------------------------------------------
Proposal 2. Change certain funds' policy on investing in other mutual funds.          ( )FOR  ( )AGAINST  ( )ABSTAIN
----------------------------------------------------------------------------------------------------------------------------------
Proposal 3.  Authorize  the trustees of certain index funds to change target indexes. ( )FOR  ( )AGAINST  ( )ABSTAIN
----------------------------------------------------------------------------------------------------------------------------------
Proposal 4. Reclassify certain index funds as nondiversified.                         ( )FOR  ( )AGAINST  ( )ABSTAIN
----------------------------------------------------------------------------------------------------------------------------------
Proposal 5. Change two money market funds' industry  concentration  policy.           ( )FOR  ( )AGAINST  ( )ABSTAIN
----------------------------------------------------------------------------------------------------------------------------------
Proposal 6. Change certain bond and balanced funds' policy on borrowing  money.       ( )FOR  ( )AGAINST  ( )ABSTAIN
----------------------------------------------------------------------------------------------------------------------------------
Proposal 7A.  Change the  Utilities  Income  Fund's  investment  objective.           ( )FOR  ( )AGAINST  ( )ABSTAIN
----------------------------------------------------------------------------------------------------------------------------------
Proposal 7B. Change the Utilities Income Fund's concentration in utilities stocks.    ( )FOR  ( )AGAINST  ( )ABSTAIN
=================================================================================================================================
                     Press this button to[SUBMIT]your Proxy Vote.


[THE VANGUARD GROUP LOGO]

You have elected to vote each account separately. Please vote each of the individual ballots below or click here to return to our consolidated ezVote(SM).

                  VANGUARD ADMIRAL TREASURY MONEY MARKET FUND
                       Control Number: XXX XXX XXX XXX XX

THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL AND NOMINEE. To Vote "FOR"each proposal, simply click the 'Submit' button below.
View the Proxy Statement

Proposal 1. Elect the following nominees as trustees:
            (01) John J. Brennan, (02)Charles D. Ellis,                         ( )FOR ALL
            (03) Rajiv L. Gupta,  (04) JoAnn Heffernan  Heisen,                 ( )WITHHOLD  ALL
            (05) Burton G.  Malkiel*,  (06) Alfred M. Rankin,  Jr.,             ( )FOR ALL EXCEPT:  (Enter the number(s) of the
            (07) J. Lawrence  Wilson                                               nominee(s) you wish to exclude, separated by a
                                                                                   comma,in the text field below.)

                                                                                   [_______________________]
    *NOT a nominee for Vanguard  Equity  Income Fund or Vanguard  Growth Equity
     Fund.
-----------------------------------------------------------------------------------------------------------------------------------

Proposal 2. Change certain funds' policy on investing in other mutual funds.    ( )FOR  ( )AGAINST  ( )ABSTAIN
----------------------------------------------------------------------------------------------------------------------------------
Proposal 3.  Not Applicable. Your fund is not seeking a vote for this proposal. (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 4. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 5. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 6. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 7A.  Not Applicable. Your fund is not seeking a vote for this proposal.(X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 7B. Not Applicable. Your fund is not seeking a vote for this proposal. (X)NOT APPLICABLE
=================================================================================================================================

                          VANGUARD GROWTH EQUITY FUND
                       Control Number: XXX XXX XXX XXX XX

THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL AND NOMINEE. To Vote "FOR"each proposal, simply click the 'Submit' button below.
View the Proxy Statement

Proposal 1. Elect the following nominees as trustees:
            (01) John J. Brennan, (02)Charles D. Ellis,                         ( )FOR ALL
            (03) Rajiv L. Gupta,  (04) JoAnn Heffernan  Heisen,                 ( )WITHHOLD  ALL
            (05) Burton G.  Malkiel*,  (06) Alfred M. Rankin,  Jr.,             ( )FOR ALL EXCEPT:  (Enter the number(s) of the
            (07) J. Lawrence  Wilson                                               nominee(s) you wish to exclude, separated by a
                                                                                   comma,in the text field below.)

                                                                                   [_______________________]
    *NOT a nominee for Vanguard  Equity  Income Fund or Vanguard  Growth Equity
     Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Proposal 2. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 3. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 4. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 5. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 6. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 7A.  Not Applicable. Your fund is not seeking a vote for this proposal.(X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 7B. Not Applicable. Your fund is not seeking a vote for this proposal. (X)NOT APPLICABLE
=================================================================================================================================

                          VANGUARD EQUITY INCOME FUND
                       Control Number: XXX XXX XXX XXX XX

THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL AND NOMINEE. To Vote "FOR"each proposal, simply click the'Submit' button below.
View the Proxy Statement

Proposal 1. Elect the following nominees as trustees:
            (01) John J. Brennan, (02)Charles D. Ellis,                         ( )FOR ALL
            (03) Rajiv L. Gupta,  (04) JoAnn Heffernan  Heisen,                 ( )WITHHOLD  ALL
            (05) Burton G.  Malkiel*,  (06) Alfred M. Rankin,  Jr.,             ( )FOR ALL EXCEPT:  (Enter the number(s) of the
            (07) J. Lawrence  Wilson                                               nominee(s) you wish to exclude, separated by a
                                                                                   comma,in the text field below.)

                                                                                   [_______________________]
    *NOT a nominee for Vanguard  Equity  Income Fund or Vanguard  Growth Equity
     Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Proposal 2. Change the fund's policy on investing in other mutual funds.        ( )FOR  ( )AGAINST  ( )ABSTAIN
----------------------------------------------------------------------------------------------------------------------------------
Proposal 3.  Not Applicable. Your fund is not seeking a vote for this proposal. (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 4. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 5. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 6. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 7A.  Not Applicable. Your fund is not seeking a vote for this proposal.(X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 7B. Not Applicable. Your fund is not seeking a vote for this proposal. (X)NOT APPLICABLE
================================================================================================================================

                          VANGUARD CAPITAL VALUE FUND
                       Control Number: XXX XXX XXX XXX XX

THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL AND NOMINEE. To Vote "FOR"each proposal, simply click the 'Submit' button below.
View the Proxy Statement

Proposal 1. Elect the following nominees as trustees:
            (01) John J. Brennan, (02)Charles D. Ellis,                         ( )FOR ALL
            (03) Rajiv L. Gupta,  (04) JoAnn Heffernan  Heisen,                 ( )WITHHOLD  ALL
            (05) Burton G.  Malkiel*,  (06) Alfred M. Rankin,  Jr.,             ( )FOR ALL EXCEPT:  (Enter the number(s) of the
            (07) J. Lawrence  Wilson                                               nominee(s) you wish to exclude, separated by a
                                                                                   comma,in the text field below.)

                                                                                   [_______________________]
    *NOT a nominee for Vanguard  Equity  Income Fund or Vanguard  Growth Equity
     Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Proposal 2. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 3.  Not Applicable. Your fund is not seeking a vote for this proposal. (X)NOT APPLICABLe
----------------------------------------------------------------------------------------------------------------------------------
Proposal 4. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 5. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 6. Not Applicable. Your fund is not seeking a vote for this proposal.  (X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 7A.  Not Applicable. Your fund is not seeking a vote for this proposal.(X)NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
Proposal 7B. Not Applicable. Your fund is not seeking a vote for this proposal. (X)NOT APPLICABLE
=================================================================================================================================

                 Press this button to [SUBMIT] your Proxy Vote.

[THE VANGUARD GROUP LOGO]
YOUR VOTE HAS BEEN SUBMITTED. THANK YOU FOR VOTING ONLINE AND KEEPING OUR FUND COSTS LOW.
--------------------------------------------------------------------------------
By using the ezVote(SM) consolidated ballot, you have voted on behalf of the following individual ballots.

xxx xxx xxx xxx xx  xxx xxx xxx xxx xx   xxx xxx xxx xxx xx   xxx xxx xxx xxx xx
--------------------------------------------------------------------------------

Proposal 1. Elect the following nominees as trustees:
            (01) John J. Brennan, (02)Charles D. Ellis,                         (X)FOR ALL
            (03) Rajiv L. Gupta,  (04) JoAnn Heffernan  Heisen,
            (05) Burton G.  Malkiel*,  (06) Alfred M. Rankin,  Jr.,
            (07) J. Lawrence  Wilson

    *NOT a nominee for Vanguard  Equity  Income Fund or Vanguard  Growth Equity
     Fund.

Proposal 2. Change certain funds' policy on investing in other mutual funds.    (X)FOR
Proposal 3. Authorize the trustees of certain index funds to change target
            indexes.                                                            (X)FOR
Proposal 4. Reclassify certain index funds as nondiversified.                   (X)FOR
Proposal 5. Change two money market funds' industry concentration policy.       (X)FOR
Proposal 6. Change certain bond and balanced funds' policy on borrowing money.  (X)FOR
Proposal 7A. Change the Utilities Income Fund's investment objective.           (X)FOR
Proposal 7B. Change the Utilities Income Fund's concentration in utilities
             stocks.                                                            (X)FOR
------------------------------------------------------------------------------------------------

       [CHANGE VOTE] [PRINTER FRIENDLY CONFIRMATION] [VOTE ANOTHER PROXY]
                              [GO TO VANGUARD.COM]

 [SHIP]
                               [VANGUARD GROUP LOGO]


September 2002

Dear Client:

As you may know, all Vanguard funds will host a shareholder meeting on December 3, 2002, to ask shareholders to elect a board of trustees for each fund and to approve certain policy changes recommended by each fund's board of trustees. Because you owned fund shares as of the record date of September 6, you are entitled to vote on these important fund proposals.

In order to make the voting process easier for you, we have included a consolidated proxy form, which enables you to vote just once for all accounts registered to the same Tax ID number and address. If you don't want to use the consolidated voting method you can vote each enclosed individual ballot separately.
Here's how you can vote:

o    CONSOLIDATED VOTING:
o        Complete the consolidated proxy form on the next page.
o        Sign and date the consolidated form.
o Return the consolidated form and all unsigned individual ballots together in the same mailing.

o    INDIVIDUAL VOTING:
o By Mail: Complete each individual ballot, sign and date each ballot, and return all ballots in the envelope provided.
o By Internet or Phone: Follow the instructions on the top of your individual ballots if you wish to vote by Internet or phone.

Important Notes:
1) Before voting, read the proxy statement carefully for an explanation of each proposal.
2)   Your proxy will be voted FOR each proposal unless you specify otherwise.
3) Your votes will count only for the funds actually considering specific proposals.
4)   The Board of Trustees recommends a vote FOR all proposals and nominees.

                             CONSOLIDATED PROXY FORM


----------------------------------------------------------------------------------------------------------------------------------
PROPOSALS:                                                                            FOR       AGAINST      FOR ALL
                                                                                      ALL         ALL        EXCEPT
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
1.  Elect the following nominees as trustees:                                         ( )         ( )          ( )
    (01) John J. Brennan, (02) Charles D. Ellis, (03) Rajiv L. Gupta,
    (04) JoAnn Heffernan Heisen, (05) Burton G. Malkiel*, (06) Alfred M.
    Rankin, Jr., (07) J. Lawrence Wilson

* NOT a nominee for Vanguard Equity Income Fund or Vanguard Growth Equity Fund.

    Write number(s) of excluded nominee(s) on the line below:

     -----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      FOR       AGAINST      ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
2.       Change certain funds' policy on investing in other mutual funds.             ( )         ( )          ( )
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
3.       Authorize the trustees of certain index funds to change target indexes.      ( )         ( )          ( )
---------------------------------------------------------------------------------------------------- --------------- --------------
---------------------------------------------------------------------------------------------------- --------------- --------------
4.       Reclassify certain index funds as nondiversified.                            ( )         ( )          ( )
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
5.       Change two money market funds' industry concentration policy.                ( )         ( )          ( )
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6.       Change certain bond and balanced funds' policy on borrowing money.           ( )         ( )          ( )
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
7A.  Change the Utilities Income Fund's investment objective.                         ( )         ( )          ( )
 B.  Change the Utilities Income Fund's concentration in utilities stocks.            ( )         ( )          ( )
------------------------------------------------------------------------------------------------------------------------------------

By signing this proxy ballot, I appoint John J. Brennan, J. Lawrence Wilson, and
R. Gregory Barton as my Attorneys to vote all Vanguard fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held at 9:30 a.m., E.T., on December 3, 2002, and at any adjournments thereof. Any one of my Attorneys may vote my shares as specified on this ballot, vote any other matters that arise at the meeting in accordance with his best judgment, and appoint substitute Attorneys to vote on my behalf. I revoke any previous proxies that I have executed, and acknowledge receipt of the Notice of Special Meeting of Shareholders and the proxy statement. PROXY SOLICITATION BY THE BOARD OF TRUSTEES.


NOTE: All required shareholders should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g. trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

____________________________________________
  Signature(s) (and Title(s), if applicable)

 Date ___________, 2002

 VANGUARD PHONE VOTING
             FOR THE SHAREHOLDER MEETING TO BE HELD DECEMBER 3, 2002

When the shareholder dials the toll-free number indicated on his/her proxy card, he/she will hear:

(Speech A) "Welcome to Vanguard's touch-tone voting system. Please enter the master control number located on the upper portion of your proxy card."

SCENARIO I: FOR SHAREHOLDERS WHO HAVE RECEIVED A SINGLE ACCOUNT PROXY CARD

When the shareholder enters the control number he/she will hear:

(Speech B) "To vote as the Trustees recommend on all proposals, press 1. To vote on each proposal separately, press 0."

If the shareholder presses 1after Speech B, he/she will hear:

(Speech C) "You have voted as the Trustees recommend on all proposals. If this is correct, press 1. If incorrect, press 0."

If the shareholder presses 1 after Speech C, he/she will hear:

(Speech D) "Thank you for voting. If you have received more than one proxy card, you must vote each card separately. To vote another proxy card, press 1, To end this call, press 0." Pressing 1 takes the caller back to Speech A and the voting process is repeated for a new control number. Pressing 0 to end the call does just that and the shareholder will hear:

(Speech E) "Thank you for voting." Call is terminated.

If the shareholder presses 0 after Speech C (to indicate an incorrect vote), he/she will hear Speech B again and the voting process will proceed as above.

If the shareholder presses 0 after Speech B (to vote each proposal separately), he/she will hear:

(Speech F) "Proposal 1: To vote FOR all nominees, press 1. To withhold from all nominees, press 9. To withhold from an individual nominee press 0."

If the shareholder presses 0 after Speech E (to withhold from a nominee), he/she will hear:

(Speech G) "Enter the two-digit number that appears in front of the nominee's name that you DO NOT wish to vote for."

When the shareholder enters a two-digit number, he/she will hear:

(Speech H) "Press 1 to withhold from another nominee or press 0 if you have completed voting for nominees."

If the shareholder presses 1, he/she will hear Speech G again and the process repeats until he/she finally presses 0 to indicate completion of nominee voting.

If the shareholder presses 0 to indicate that nominee voting is complete, or if he/she presses 1 or 9 after Speech F, he/she will hear:

(Speech I) "Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 2, he/she will hear:

(Speech K) "Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 3, he/she will hear:

(Speech L) "Proposal 4: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 4, he/she will hear:

(Speech M) "Proposal 5: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 5, he/she will hear:

(Speech N) "Proposal 6: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 6, he/she will hear:

(Speech O) "Proposal 7A: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 7A, he/she will hear:

(Speech P) "Proposal 7B: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 7B, he/she will hear: (Speech Q) "Your votes have been cast as follows (vote for each applicable proposal is given). If this is correct, press 1. If incorrect, press 0."

If the shareholder presses 0 after Speech Q (to indicate an incorrect vote), he/she will hear Speech B again and the voting process will proceed as above.

If the shareholder presses 1 after Speech Q, he/she will hear:

(Speech D) "Thank you for voting. If you have received more than one proxy card, you must vote each card separately. To vote another proxy card, press 1, To end this call, press 0." Pressing 1 takes the caller back to Speech A and the voting process is repeated for a new control number. Pressing 0 to end the call does just that and the shareholder will hear:

(Speech E) "Thank you for voting." Call is terminated.


SCENARIO II: FOR SHAREHOLDERS WHO HAVE RECEIVED A CONSOLIDATED PROXY CARD


When the shareholder enters the control number he/she will hear:

(Speech R) "The consolidated ballot allows you to vote just once for all your accounts registered to the same address and tax ID number. To cast a consolidated vote for all of your accounts at once, press 1. To vote each of your accounts separately, press 0."

If the shareholder presses 1 after Speech R, he/she will hear:

(Speech S) "To vote as the Trustees recommend on all proposals for all accounts, press 1. To vote on each proposal separately, press 0."

If the shareholder presses 1 after Speech S, he/she will hear:

(Speech T) "You have voted as the Trustees recommend on all proposals for all accounts. If this is correct, press 1. If incorrect, press 0."

If the shareholder presses 1 after Speech T, he/she will hear:

(Speech D) "Thank you for voting. If you have received more than one proxy card, you must vote each card separately. To vote another proxy card, press 1, To end this call, press 0." Pressing 1 takes the caller back to Speech A and the voting process is repeated for a new control number. Pressing 0 to end the call does just that and the shareholder will hear:

(Speech E) "Thank you for voting." Call is terminated.

If the shareholder presses 0 after Speech T (to indicate an incorrect vote), he/she will hear Speech R again and the voting process will proceed as above.

If the shareholder presses 0 after Speech S (to vote each proposal separately for all accounts) he/she will hear:

(Speech F) "Proposal 1: To vote FOR all nominees, press 1. To withhold from all nominees, press 9. to withhold from an individual nominee press 0."

If the shareholder presses 0 after Speech E (to withhold from a nominee), he/she will hear:

(Speech G) "Enter the two-digit number that appears in front of the nominee's name that you DO NOT wish to vote for."

When the shareholder enters a two-digit number, he/she will hear:

(Speech H) "Press 1 to withhold from another nominee or press 0 if you have completed voting for nominees."

If the shareholder presses 1, he/she will hear Speech G again and the process repeats until he/she finally presses 0 to indicate completion of nominee voting.

If the shareholder presses 0 to indicate that nominee voting is complete, or if he/she presses 1 or 9 after Speech F, he/she will hear:

(Speech I) "Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 2, he/she will hear:


(Speech K) "Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 3, he/she will hear:

(Speech L) "Proposal 4: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 4, he/she will hear:

(Speech M) "Proposal 5: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 5, he/she will hear:

(Speech N) "Proposal 6: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 6, he/she will hear:

(Speech O) "Proposal 7A: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 7A, he/she will hear:

(Speech P) "Proposal 7B: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 7B, he/she will hear:

(Speech Q) "Your votes have been cast as follows (vote for each applicable proposal is given). If this is correct, press 1. If incorrect, press 0."

If the shareholder presses 0 after Speech Q (to indicate an incorrect vote), he/she will hear Speech A again and the voting process will proceed as above.

If the shareholder presses 1 after Speech Q, he/she will hear:

(Speech D) "Thank you for voting. If you have received more than one proxy card, you must vote each card separately. To vote another proxy card, press 1, To end this call, press 0." Pressing 1 takes the caller back to Speech A and the voting process is repeated for a new control number. Pressing 0 to end the call does just that and the shareholder will hear:

(Speech E) "Thank you for voting." Call is terminated.

If the shareholder presses 0 after Speech R (to vote each account separately), he/she will hear:

(Speech U) "We are now ready to accept your vote for individual control number XXX XXX XXX XXX XX>" (individual control number is heard by the shareholder).

And then:

(Speech B) "To vote as the Trustees recommend on all proposals, press 1. To vote on each proposal separately, press 0."

If the shareholder presses 1 after Speech B, he/she will hear:

(Speech V) "You have voted as the Trustees recommend on all proposals for this account. If this is correct, press 1. If incorrect, press 0."

If the shareholder presses 1 after Speech V, he/she will hear:

(Speech U) "We are now ready to accept your vote for individual control number XXX XXX XXX XXX XX>" (individual control number is heard by the shareholder).

And then:

(Speech B) "To vote as the Trustees recommend on all proposals, press 1. To vote on each proposal separately, press 0."

If the shareholder presses 1 after Speech V, he/she will hear:

(Speech U) "We are now ready to accept your vote for individual control number XXX XXX XXX XXX XX>" (individual control number is heard by the shareholder).

or

(Speech D) "Thank you for voting. If you have received more than one proxy card, you must vote each card separately. To vote another proxy card, press 1, To end this call, press 0." Pressing 1 takes the caller back to Speech A and the voting process is repeated for a new control number. Pressing 0 to end the call does just that and the shareholder will hear:

(Speech E) "Thank you for voting." Call is terminated.

If the shareholder presses 0 after Speech B (to vote each proposal separately), he/she will hear:

(Speech F) "Proposal 1: To vote FOR all nominees, press 1. To withhold from all nominees, press 9. to withhold from an individual nominee press 0."

If the shareholder presses 0 after Speech E (to withhold from a nominee), he/she will hear:

(Speech G) "Enter the two-digit number that appears in front of the nominee's name that you DO NOT wish to vote for."

When the shareholder enters a two-digit number, he/she will hear:

(Speech H) "Press 1 to withhold from another nominee or press 0 if you have completed voting for nominees."

If the shareholder presses 1, he/she will hear Speech G again and the process repeats until he/she finally presses 0 to indicate completion of nominee voting.

If the shareholder presses 0 to indicate that nominee voting is complete, or if he/she presses 1 or 9 after Speech F, he/she will hear:

(Speech I) "Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 2, he/she will hear:

(Speech K) "Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 3, he/she will hear:

(Speech L) "Proposal 4: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 4, he/she will hear:

(Speech M) "Proposal 5: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 5, he/she will hear:

(Speech N) "Proposal 6: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 6, he/she will hear:

(Speech O) "Proposal 7A: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 7A, he/she will hear:

(Speech P) "Proposal 7B: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0." (This speech plays if the proposal is applicable to the fund for which the shareholder is voting.)

or

(Speech J) "Not applicable. Your fund is not seeking a vote for this proposal." (This speech plays if the proposal is not applicable to the fund for which the shareholder is voting.)

When the shareholder has voted on Proposal 7B, he/she will hear:

(Speech U) "We are now ready to accept your vote for individual control number XXX XXX XXX XXX XX>" (individual control number is heard by the shareholder).

or

(Speech Q) "Your votes have been cast as follows (vote for each applicable proposal is given). If this is correct, press 1. If incorrect, press 0."

If the shareholder presses 0 after Speech Q (to indicate an incorrect vote), he/she will hear Speech A again and the voting process will proceed as above.

If the shareholder presses 1 after Speech Q, he/she will hear:

(Speech D) "Thank you for voting. If you have received more than one proxy card, you must vote each card separately. To vote another proxy card, press 1, To end this call, press 0." Pressing 1 takes the caller back to Speech A and the voting process is repeated for a new control number. Pressing 0 to end the call does just that and the shareholder will hear:

(Speech E) "Thank you for voting." Call is terminated.

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